UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22417

Destra Investment Trust
(Exact name of registrant as specified in charter)

One North Wacker, 48th Floor
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Derek Mullins
One North Wacker, 48th Floor
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-312-843-6161

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Dividend Total Return Fund

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Focused Equity Fund

Destra Wolverine Alternative Opportunities Fund

Semi-Annual Report
March 31, 2017

Table of Contents

Shareholder Letter	3
Destra Dividend Total Return Fund Discussion of Fund Performance	4
Destra Dividend Total Return Fund Portfolio Manager Letter	6
Destra Dividend Total Return Fund, Fund Risk Disclosures	10
Destra Flaherty & Crumrine Preferred and Income Fund Discussion of Fund Performance	11
Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter	13
Destra Flaherty & Crumrine Preferred and Income Fund, Fund Risk Disclosures	15
Destra Focused Equity Fund Discussion of Fund Performance	16
Destra Focused Equity Fund Portfolio Manager Letter	18
Destra Focused Equity Fund, Fund Risk Disclosures	20
Destra Wolverine Alternative Opportunities Fund Discussion of Fund Performance	21
Destra Wolverine Alternative Opportunities Fund Portfolio Manager Letter	23
Destra Wolverine Alternative Opportunities Fund, Fund Risk Disclosures	25
Overview of Fund Expenses	26
Portfolios of Investments
Destra Dividend Total Return Fund	28
Destra Flaherty & Crumrine Preferred and Income Fund	30
Destra Focused Equity Fund	33
Destra Wolverine Alternative Opportunities Fund	34
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	41
Notes to Financial Statements	49
Trust Information	63

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,

The six months ended March 31, 2017 certainly have been an interesting time period for the markets and investing. The fourth quarter of 2016 was layered with both political and investment surprises, and the first quarter of 2017 continued that trend. With last year’s surprise election results in both the UK and the United States, and several Fed rate hikes in the last six months, there has been plenty for the markets to digest.

Through it all, our Destra Funds continued to pursue their unique investment objectives, always with an eye toward the long-term. Keeping a long-term view can be difficult when near-term issues seem so large and loud. Destra prides itself on providing access to specialty-based asset managers with original investment theories, and all with the goal of helping investors realize their long-term investment objectives.

Market Summary

For the six months ending March 31, 2017 (the “period surveyed”), US equity markets, as represented by the S&P 500 Index (“S&P 500”), returned 10.12% on a total return basis. Bond markets, as represented by the Bloomberg Barclays US Aggregate Index (“AGG”) returned -2.18%. The third path that investors may consider, sometime called Alternatives, is represented by the HFRX Hedge Fund Index (“HRFX”) which experienced a 2.83% return over the 6 months.

From an historical perspective, the markets did very good over this relatively short time period despite the macro uncertainty of elections, economic data, and global conflicts. Destra’s Funds performed in line with their respective investment objectives and the management processes that each of our investment sub-advisory partners’ employ, and we are pleased with how each Fund is positioned for the second half of the fiscal year ahead.

Destra Capital Advisors LLC

We believe that experience sets Destra apart from other asset managers. Destra’s team of investment professionals have decades of knowledge in their respective areas of expertise. This allows Destra to rise above fleeting market statistics and provides perspective to us when designing portfolio-enhancing investment strategies and products. By confidently taking the long-view, we believe that we build investment strategies that can stand the test of time for our long-term shareholders.

Our investment managers continue to pursue their investment strategies and focus on achieving results for shareholders through discipline and determination in the markets. This report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

On a final note, this Semi-Annual Report will serve as the last report for our Destra Dividend Total Return Fund. The Fund received approval from its Board of Trustees to terminate and liquidate on May 8, 2017. We thank Hilton Capital Management, LLC, the Fund’s sub-advisor, for its outstanding commitment to the Fund and its efforts to manage the Fund so effectively over the reported period. If you have any questions, we recommend that you speak to your financial advisor directly as all Destra Funds are placed through a network of professional financial advisors. If you would like to speak to Destra directly, you may call our Client Service line at 877-855-3434.

Thank you for investing with Destra and we look forward to communicating with you again in future Fund reports.

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

Index Information

S&P 500® Index – a market capitalization weighted index of 500 large companies which have their common stock listed on the NYSE or NASDAQ. The S&P 500® Index is an unmanaged index considered representative of the US stock market.

Bloomberg Barclays US Aggregate Bond Index – The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

HFRX Hedge Fund Index – An index designed to be representative of the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

DESTRA DIVIDEND TOTAL RETURN FUND

DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Dividend Total Return Fund’s Average Annual Total Returns as of March 31, 2017
	Inception Date: August 10, 2011						Inception Date: November 1, 2011
					Life						Life
Share	6				of	Share	6				of
Class	Months	1 year	3 year	5 year	Fund	Class	Months	1 year	3 year	5 year	Fund
A at NAV	3.33%	11.01%	2.33%	6.82%	9.22%	C	2.93%	10.16%	1.58%	6.03%	6.79%
A with	-1.31%	6.00%	0.77%	5.84%	8.33%	C with	1.95%	9.16%	1.58%	6.03%	6.79%
Load						CDSC
I	3.49%	11.32%	2.66%	7.17%	9.59%
S&P 500	10.12%	17.17%	10.37%	13.30%	15.69%	S&P 500	10.12%	17.17%	10.37%	13.30%	14.87%
Index						Index

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA DIVIDEND TOTAL RETURN FUND

DISCUSSION OF FUND PERFORMANCE (UNAUDITED)(CONTINUED)

ASOF MARCH 31, 2017

Top 10 Holdings	% of Total Investments
Broadridge Financial Solutions, Inc.	3.42%
Johnson & Johnson	3.36%
Bank of N.T Butterfield & Son Ltd (The)	3.34%
SAP SE ADR	3.29%
JPMorgan Chase & Co.	3.21%
Lockheed Martin Corp.	2.97%
CME Group, Inc.	2.83%
Republic Services, Inc.	2.80%
Chubb Ltd	2.59%
Scotts Miracle-Gro Co. (The)	2.49%

Portfolio Characteristics	Fund	Index
Number of Holdings	54	505
Average Market Cap (billions)	$22.8	$42.2
Price to Earning (“P/E”):	22.7x	23.7x
Price to Book Ratio (“P/B”)	3.6x	2.9x
Master Limited Partnership	3.7%	N/A

Holdings sector and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

P/E Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

P/B: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

3 Year Risk					Up Capture	Down Capture
Return Metrics	Sharpe Ratio	Alpha	Beta	R Squared	Ratio	Ratio
DHDIX	0.28	-6.65	0.94	80.87	77.28	132.67
S&P 500	0.98	0.00	1.00	100.00	100.00	100.00

DESTRA DIVIDEND TOTAL RETURN FUND

DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot

The Destra Dividend Total Return Fund (the “Fund”) is sub-advised by investment manager Hilton Capital Management LLC (“Hilton”). The Fund’s investment objective is to seek long-term total return and current income.

Hilton has been sub-advising the Fund since October 1, 2016 and has been managing income-oriented equity and fixed income strategies since 2001. They believe that financially strong stocks with consistent dividends and the potential to increase those dividends offer the prospects of consistent performance as well as potential added value. Their research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of maintaining and increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time. To accomplish this goal the Fund will, in normal markets, seek to invest at least 80% of its net assets in income producing equity securities. The securities in which the Fund may invest include common stocks, preferred shares, convertible securities, warrants, shares of other investment companies and securities, or other instruments whose price is linked to the value of common stock, depository receipts, and securities of master limited partnerships (MLPs). The Fund may invest up to 20% of its assets in securities denominated in non-U.S. dollar currencies, and up to 25% of its assets in MLPs.

The following report is their review of the Fund’s performance over the six months comprising the semi-annual reporting period and an outlook for the markets the Fund invests in going forward.

Investing Environment

The period covering the 4th quarter of 2016 and the 1st quarter of 2017 has been an interesting one for investors. Prior to the Presidential election in the US, the markets and the economic data were showing signs of nearing the end of what was a seven year recovery from the 2008 economic crisis. GDP had been stuck in a sub 2% range with few catalysts on the horizon to spur growth. Inflation, jobs data and other indicators were improving at a slower rate than the previous few quarters. That coupled with the Fed’s desire to normalize rates created a less than rosy outlook.

With the unexpected election of Donald Trump in early November came renewed enthusiasm, outlook and extension of the economic recovery. The market perception was that Trump would bring pro-growth and pro-business policies back to the forefront which led the markets to all-time highs.

The early proposals from the Trump administration, such as corporate tax reform, tax repatriation, personal tax reform and massive infrastructure spending unleashed the animal spirits in investors that had been hiding quietly below the surface. Even if some of these policies were enacted the potential for economic growth and a continuation of the seven year bull market drove investors back into the equity markets.

In the first quarter of 2017 we saw leading economic indicators begin to improve at slightly better incremental rates. Enough so that the FOMC was able to raise the Fed Funds rate twice without disturbing the equity markets dramatically. Despite the overall rise in equity markets, all sectors did not participate equally. Shortly after the election, there was a rotation into Value stocks. From October 1st until the end of the year the Russell 3000 Value Index outperformed the Russell 3000 Growth Index by over 6%. That trend reversed in the 1st quarter when Growth outperformed Value by over 5.5%. Both indexes are up roughly 10% through that time frame.

DESTRA DIVIDEND TOTAL RETURN FUND

DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

Dividend stocks had a tougher go than the overall market, largely driven by a dramatic rise in interest rates. Immediately following the election the rate on the US 10 year bond went from 1.84 to a high of 2.6 in relatively short order. High dividend stock have been being used as a bond proxy these last few years. Investors hungry for yield have been chasing the high dividend stocks and the traditional high dividend sectors. That trade unwound slightly in relation to that rise in rates coupled with two FOMC rate hikes. We were not immune to those moves but had begun positioning away from the traditional yield chase names into less rate sensitive dividend names.

Performance Discussion

During the six month period ended March 31, 2017, the Fund’s Class A shares produced a total return of 3.33% based on Net Asset Value (“NAV”), the Class I shares produced a total return of 3.49% on NAV and the Class C shares produced a total return of 2.93% on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 Index¹, produced a total return of 10.12%.

The fund for the period in question underperformed its benchmark. As mentioned above the previous two quarters saw a quick 40% rise in US 10 year bond interest rates. That provided a tough environment for dividend equity investors. As bond rates rise the yield on equities is less attractive for investors. The sectors which contributed to underperformance were the sectors where traditional yield chasing investor have been hiding out, Utilities, Telecommunications and REIT’s. These sectors held still for the most part and did not participate equally in the overall market rise post-election.

The underperformance in those sectors was offset by an overweighting to Financials, Industrials and Materials names. Early in the 4th quarter in anticipation of potential FOMC rate hikes we had started to overweight financial stocks. In a higher rate environment Financials and particularly Community Banks experience improved net interest margins which lead to better overall returns. The industrial and material sectors were the beneficiaries of President Trump’s proposed infrastructure spending plans. Should those plans come to fruition those sectors could benefit for quite some time.

Some of the underperformance is due to the makeup of the S&P 500 index versus the makeup of the Fund portfolio. The Fund only invests in equities which have dividends where the index has a mix of dividend and non-dividend stocks. In periods where growth stocks, which rarely distribute dividends, are outperforming value stocks, like we saw in the 1st quarter, the index returns will outperform on the strength of the large cap tech growth names like Amazon, Google and Netflix which do not pay dividends.

Some of the individual stocks that drove positive returns for the portfolio were Financials as mentioned earlier. Specifically Keycorp (KEY), Mainsource Financial Group (MSFG) and First of Long Island (FLIC). Representing both Large and small banks, this group was supported by the higher interest rates and potential corporate tax reform. Detractors to portfolio performance over the period were Telecom stocks, AT&T Inc. (T) and Verizon (VZ), Utilities, Southern Co. (SO) and REIT’s such as Gramercy Property Trust (GPT), and Digital Reality Trust (DLR).

Portfolio Activity

During the period of the fourth quarter of 2016 and the first quarter of 2017 the following significant transactions occurred in the portfolio.

¹ S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA DIVIDEND TOTAL RETURN FUND

DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

AAPL – Apple Inc., 2.5% - Leading technology and services provider, outstanding growth, would benefit from corporate tax reform and repatriation.

BAH – Booz Allen Hamilton, 2% - Leading technology consulting company, poised to benefit from increased government focus on cyber security.

BR – Broadridge Financial, 3% - Technology company serving the financial industry, solid dividend and dividend growth.

CAG – Conagra Foods, 2% - Manufacturer of packaged foods for retail consumers, restaurants and institutions, low beta to overall market with attractive multiples.

GPT – Gramercy Property Trust, 1% - Global CRE manager, potentially the best management team in the REIT space, good dividend and very investor focused.

GS – Goldman Sachs, 2% - Leading Investment Bank, poised for appreciation under the new administration’s policies.

JPM – JP Morgan Chase & Co., 3% - Top large money center bank, also poised to benefit from new administration’s policy shift, leader of undervalued sector.

KEY – Keybanc, 2.2% - Full service commercial bank with solid management and ability to grow both organically and through acquisition.

LMT – Lockheed Martin Corp., 2.5% - Global security company serving the energy, telecommunications, aeronautics and technology space. Poised to benefit from policies under the new administration.

NTB – Bank of Butterfield & Son, 3.5% - Community bank with large administration practice, will benefit in a higher rate environment.

RSG – Republic Services Group, 2.5% - Waste collection and disposal company, number 2 to Waste Management, growing footprint and commercial practice.

RWT – Redwood Trust Inc, 1.5% - Specialty finance company focused on mortgage origination, solid dividend and dividend growth, also a benefit of higher rate environment

SO – Southern Company, 2% - Large public utility servicing the southeastern US, steady dividend and dividend growth, low beta to overall market.

VZ – Verizon Communications, 2% - Leading telecommunications provider with dominant footprint in US, history of dividend growth.

At the period ending 3/31/2017 the makeup of the portfolio was:

3% Cash

82% Equity

15% Preferred Stock

DESTRA DIVIDEND TOTAL RETURN FUND

DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

There were no material changes to the portfolio strategy over the past six months. The strategy continues to seek long term total return with a focus on income. The one difference Hilton applied in contrast to the previous sub-advisor was the addition of Preferred stock into the asset mix. We feel that allocation provides steadier income with a higher position in the capital structure.

Perspective & Outlook

Through the first quarter of 2017 equity markets have had a good start to the year extending the rally from the latter parts of 2016. The market continues to appreciate the expectations for increased infrastructure spending, tax-cuts, and general deregulation to boost corporate profitability. US business and consumer confidence had started a slow recover in late 2016 from marked weakness in 2015. The economic data thus far in 2017 is proving that the election bounce seems to have been much more rooted in fundamental improvement versus just a knee jerk reaction to political change.

Let’s recap some of the more important internals of the economic data to highlight areas of strength. Aggregate Salary and Wage Income growth has been accelerating despite real consumption growth remaining tepid. Essentially what’s happening is the ability of consumers to borrow and spend is improving even though they are not jumping at the bit to spend today. In our opinion, the capacity for consumption growth increasing is a necessary precursor to showing real consumption growth. Among high-income households (top quintile) we are already seeing acceleration in luxury goods consumption which is supportive of the other income quintiles playing catch-up later in the year.

Additionally we are seeing strength in Corporate Revenue Growth, Corporate Profitability, Employment Growth, Capital Good Orders, Durable Goods, New Home Sales and Industrial production. This data improvement has come just as consumer confidence and small business optimism have seen the strongest improvement since the start of the economic recovery in 2009. The US is not alone in experiencing improving economic conditions. There is widespread improvement in developed and emerging market economies as well.

After a solid last few months of equity market performance it is not unusual to see markets take a breather especially considering the new administration in Washington D.C. The outcomes of continued political wrangling are uncertain and will create volatility for the markets. Despite this political noise, we expect the improvement in confidence to be sustainable and remain cautiously optimistic about its translation into stronger economic growth and higher corporate profitability for the remainder of 2017.

DESTRA DIVIDEND TOTAL RETURN FUND

FUND RISK DISCLOSURES –DESTRA DIVIDEND TOTAL RETURN FUND (UNAUDITED) ASOF MARCH 31, 2017

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND

DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Flaherty & Crumrine Preferred and Income Fund’s Average Annual Total Returns as of March 31, 2017
	Inception Date: April 12, 2011						Inception Date: November 1, 2011
					Life						Life
Share	6				of	Share	6				of
Class	Months	1 year	3 year	5 year	Fund	Class	Months	1 year	3 year	5 year	Fund
A at NAV	1.84%	9.70%	7.31%	7.50%	7.85%	C	1.45%	8.91%	6.54%	6.72%	7.45%
A with	-2.76%	4.78%	5.66%	6.52%	7.01%	C with	0.46%	7.91%	6.54%	6.72%	7.45%
Load						CDSC
I	1.97%	9.96%	7.71%	7.88%	8.21%
BofA Merrill	2.09%	8.07%	6.77%	6.94%	6.85%	BofA Merrill	2.09%	8.07%	6.77%	6.94%	7.49%
Lynch 8%						Lynch 8%
Constrained						Constrained
Core West						Core West
Preferred &						Preferred &
Jr Subordinated						Jr Subordinated
Securities Index						Securities Index

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND

DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

AS OF MARCH 31, 2017

Credit Quality
Moody’s		Standard & Poor’s
Aa3	0.0%	AA-	0.0%
A1	0.0%	A+	0.0%
A2	0.0%	A	0.0%
A3	0.8%	A-	0.0%
Baa1	3.7%	BBB+	8.1%
Baa2	21.2%	BBB	13.9%
Baa3	28.0%	BBB-	19.2%
Ba1	19.7%	BB+	24.0%
Ba2	13.8%	BB	20.6%
Ba3		BB-	5.3%
<Ba	0.1%	<BB	0.9%
Not Rated	9.2%	Not Rated	4.3%
N/A	0.5%	N/A	0.5%
Cash	3.0%	Cash	3.0%

Top 10 Issuers	% of Total Investments
Capital One Financial Corp.	4.80%
Citigroup, Inc.	4.47%
Morgan Stanley	4.25%
Wells Fargo & Co.	3.97%
Bank of America Corp.	3.93%
Goldman Sachs Group, Inc. (The)	3.68%
Liberty Mutual Group, Inc.	3.67%
JPMorgan Chase & Co.	2.92%
HSBC Holdings PLC	2.83%
MetLife, Inc.	2.62%

Portfolio Characteristics	Fund
Number of Issues	127
QDI Eligibility	65.3%
Domestic Concentration	77.0%
International Concentration	23.0%
Fixed-to-Float Exposure	65.1%

Qualified Dividend Income (QDI) meets specific criteria to be taxed at lower long-term capital gains tax rates rather than at an individual’s ordinary income rate.

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

The credit quality breakdowns are based on actual ratings issued by the relevant NRSRO or the NRSRO’s rating of a similar security of the same issuer. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. Credit quality ratings are subject to change and pertain to the underlying holdings of the Fund and not the Fund itself.

3 Year Risk					Up Capture	Down Capture
Return Metrics	Sharpe Ratio	Alpha	Beta	R Squared	Ratio	Ratio
DPIIX	1.76	0.55	1.05	93.91	107.81	93.59
Index*	1.68	0.00	1.00	100.00	100.00	100.00

*BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot

The Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) is sub-advised by investment manager Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

Flaherty & Crumrine was founded in 1983 and is one of the of the oldest preferred securities managers in the industry. Through the years, they have built a proprietary database with information on over 1,500 separate issues of preferred securities. Flaherty & Crumrine then leverages their experience and data base seeking to unlock hidden value, in what they believe is an inefficient preferred securities market. To accomplish this goal the Fund will, in normal markets, invest at least 80% of its net assets in a portfolio of preferred and income producing securities. The securities in which the Fund may invest include traditional preferred stock, trust preferred securities, hybrid securities, convertible securities, contingent-capital securities, subordinated debt, and senior debt securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities. The Fund may invest up to 40% of its assets in securities of non-U.S. companies and up to 15% of its assets in common stocks. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.

The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, in light of changing market conditions and interest rates, the Fund may also invest in shorter-term securities.

The following report is Flaherty & Crumrine’s review of the Fund’s performance over the six months comprising the Fund’s semi-annual reporting period and outlook for the markets the Fund invests in going forward.

Investing Environment

To say investors had a lot to think about in late 2016 would be an understatement, and markets were weaker and more volatile leading up to year-end as a result. A contentious November election was settled in a way that surprised many and interest rates moved higher in anticipation of infrastructure spending and tax and regulatory reform. The Federal Reserve raised its benchmark fed funds rate in December and projected three additional hikes in 2017 (one of which came in March), as the U.S. economy showed signs of continued gradual improvement. These events unsettled investors and prices of most fixed-income securities, including preferreds, decreased.

Once the dust settled, however, investors began looking ahead to what all these changes could mean for the economy, corporate profitability, and credit conditions – and outlooks were generally favorable. Prices of preferred securities rebounded strongly in the first quarter of 2017 and strength in the market was broad. Fixed-rate preferreds reversed most of their losses suffered during the year-end selloff, while fixed-to-float preferreds continued to be in demand with investors seeking income with moderate interest-rate duration. Fixed-to-float securities also benefited from the market’s evolving view on short-term rates. Not long ago, investors were concerned about short-term rates being stuck near a zero-bound (or even negative), but recent Fed rate hikes (and projections for more) have removed much of that worry. As of March 31, 2017, 68% of the Fund portfolio was in fixed-to-float securities. Preferred securities also benefited from positive inflows at mutual funds and exchange-traded funds that focus on this market.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

Performance Discussion

During the six months ended March 31, 2017 the Fund’s Class A shares had a total return of 1.84% based on Net Asset Value (“NAV”), the Class I shares had a total return of 1.97% on NAV and the Class C shares had a total return of 1.45% on NAV. During the period surveyed, the Fund’s benchmark (BofA Merrill Lynch 8% Core West Preferred & Jr Subordinated Securities Index – see the special note for a description of the Fund’s Index) had a total return of 2.09%.

Two important factors to consider when surveying fund returns – first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective - total return with an emphasis on high current income.

Portfolio Activity

Over the past six months, preferreds with fixed-to-floating rate coupons have outperformed. These securities have a fixed-rate coupon for an initial period, typically 5-10 years, and then float off an interest-rate index. With the increase in short-term interest rates since the election, fixed-to-float preferreds are expected to generate higher income during the floating-rate period than previously assumed and valuations increased accordingly. The Fund portfolio not only benefitted from its overweight to fixed-to-float preferreds, but also because its fixed-to-float preferreds performed better than those in the benchmark.

Another part of the Fund portfolio that has performed well is contingent capital securities (or “CoCos”), which foreign banks issue instead of traditional preferred stock. For many years we have felt credit quality at U.S. banks was superior compared to many foreign banks. However, there are a number of well-capitalized foreign banks that have made substantial progress on improving their common equity capital and business strategies. Over the past year, we’ve selectively increased the portfolio’s exposure to CoCos from these foreign issuers, taking advantage of valuations that bottomed early in 2016. Since then, these preferreds have been among the best performers in the market. As of March 31, 2017, 11% of the portfolio was in dollar-denominated CoCos issued by foreign banks.

Perspective & Outlook

Even though interest rates moved higher following the election, rates quickly stabilized at those new levels, and they remain low overall by historical standards – especially if we broaden our view to include global interest rates. Higher rates should generate higher earnings for banks and insurance companies and further strengthen credit quality at these companies, which comprise the bulk of the preferred market. They also have offered the Fund opportunities to invest proceeds from net inflows and redeemed securities at higher yields than we might have expected several quarters ago.

A detailed policy discussion is outside the scope of this discussion, but regulation is one area worth touching upon. Banks and financial companies are heavily regulated (preferred securities are primarily issued to satisfy regulatory capital requirements), so any relief in regulation could further accrete into earnings over time. A trade-off exists as regulation can enhance the safety and soundness of a company and the entire financial system, but we believe near-term regulatory changes likely would enhance earnings without materially impacting overall creditworthiness of the sector.

Preferred securities continue to benefit from a global search for yield, strong credit quality, and favorable technical factors. U.S. banks have largely filled their regulatory “buckets” for preferred securities, so going forward supply will be driven primarily by organic growth and refinancing of older securities. Supply from foreign issuers is likely to be more robust due to a longer timetable for transitioning to new capital requirements than U.S. banks, but it should remain manageable. Strong demand from yield buyers and moderate supply should continue to support prices of preferred securities. We believe this combination of fundamental and technical factors will continue to make preferred securities attractive to long-term investors.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND

FUND RISK DISCLOSURES –DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND (UNAUDITED)

AS OF MARCH 31, 2017

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

DESTRA FOCUSED EQUITY FUND

DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Focused Equity Fund’s Average Annual Total Returns as of March 31, 2017
	Inception Date: April 12, 2011						Inception Date: November 1, 2011
					Life						Life
Share	6				of	Share	6				of
Class	Months	1 year	3 year	5 year	Fund	Class	Months	1 year	3 year	5 year	Fund
A at NAV	5.81%	0.84%	5.00%	7.53%	8.68%	C	5.43%	0.11%	4.24%	6.73%	8.56%
A with	1.03%	-3.68%	3.40%	6.55%	7.84%	C with	4.43%	-0.89%	4.24%	6.73%	8.56%
Load						CDSC
I	5.98%	1.11%	5.33%	7.87%	9.03%
S&P 500	10.12%	17.17%	10.37%	13.30%	12.56%	S&P 500	10.12%	17.17%	10.37%	13.30%	14.87%
Index						Index

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of distributions.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA FOCUSED EQUITY FUND

DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

AS OF MARCH 31, 2017

Top 10 Holdings	% of Total Investments
Adobe Systems, Inc.	5.13%
Apple, Inc.	5.08%
Microsoft Corp.	5.08%
TJX Cos., Inc. (The)	5.05%
Walt Disney Co. (The)	5.01%
Mastercard, Inc. - Class A	5.00%
PayPal Holdings, Inc.	4.99%
Biogen, Inc.	4.97%
Gilead Sciences, Inc.	4.95%
Starbucks Corp.	4.93%

Portfolio Characteristics	Fund	Index
Number of Holdings	21	505
Average Market Cap (billions)	$181.2	$42.2
Price to Earning (“P/E”):	20.4x	23.7x
Price to Book Ratio (“P/B”)	3.4x	2.9x

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

P/E Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

P/B: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

3 Year Risk					Up Capture	Down Capture
Return Metrics	Sharpe Ratio	Alpha	Beta	R Squared	Ratio	Ratio
DFOIX	0.51	-3.86	0.92	76.86	63.15	75.49
Index	0.98	0.00	1.00	100.00	100.00	100.00

DESTRA FOCUSED EQUITY FUND

DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot

The Destra Focused Equity Fund (the “Fund”) is sub-advised by the investment manager WestEnd Advisors (“WestEnd”). The Fund’s investment objective is to seek long-term capital appreciation.

Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s investment manager, WestEnd, believes that sector and industry performance is correlated with particular stages of the business cycle. The manager selects sectors they believe will experience economic tailwinds, and avoids sectors they see as untimely. Through this process, they target high-quality, market-leading companies within the favored sectors.

The following report is WestEnd Advisors’ review of the Fund’s performance over the six months comprising the Fund’s semi-annual reporting period and an outlook for the markets the Fund invests in going forward.

Investing Environment

During the six month period ended March 31, 2017, the investing environment was characterized by shifts in sentiment that were largely divorced from the fundamentals of moderate underlying economic growth. The stock market rallied in the fourth quarter of 2016 (Q4) following November’s U.S. presidential election. Financials and other economically-sensitive sectors led the late-2016 rally, as investors seemed to hope pro-growth policies and deregulation would spur resurgent economic and earnings growth. U.S. stock markets continued their post-election rally in the first quarter of 2017 (Q1), but U.S. sector leadership shifted markedly. Many of the economically-sensitive market leaders in Q4 2016 (particularly post-election) lagged in Q1, including the Energy and Materials Sectors. Meanwhile, Information Technology and Health Care, sectors with earnings growth opportunities that are less reliant on a material economic reacceleration, were leading performers in Q1. Investors who began to better appreciate that the timing and potential impact of pro-growth initiatives are less than certain are now focused on the fundamentals of a moderate growth reality.

Performance Discussion

During the six-month period ended March 31, 2017 the Fund’s Class A shares produced a total return of 5.81% based on Net Asset Value (“NAV”), the Class I shares produced a total return of 5.98% on NAV and the Class C shares produced a total return of 5.43% on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 Index¹, produced a total return of 10.12%.

The largest positive contributing factor to the Fund’s relative performance over the six-month period was its avoidance of the Energy Sector, which was the second worst-performing sector of the S&P 500 over the period. Following the U.S. election and an OPEC agreement to cut production in Q4, both oil prices and Energy Sector stocks rallied through the middle of December. However, Energy Sector stocks declined steadily from mid-December through late March as oil prices plateaued in January and February and then declined. Stock selection within the Consumer Discretionary Sector also contributed positively to relative performance, led by Fund holding Walt Disney Corp. (4.98% of Fund assets) which outperformed amid easing investor concerns over weak cable industry subscription trends and healthy quarterly earnings results.

The largest contributors to underperformance of the Fund as compared to the S&P 500 over the six-month period were a material underweight to the Financials Sector, an overweight to the Health Care Sector, and stock selection within the Consumer Staples Sector. The Financials Sector was the best-performing sector of the S&P 500 over the period, driven by strong performance post-election. The Health Care Sector underperformed the broader S&P 500 during the period amid continued uncertainty over government health care policy and a post-election rally among sectors that tend to be more economically-sensitive than Health Care. Within the Consumer Staples Sector, approximately half of the negative impact from stock selection was attributable to Estée Lauder Companies, Inc., which was held in the Fund at the beginning of the period, but sold during the period.

¹S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA FOCUSED EQUITY FUND

DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

WestEnd Advisors continues to believe the Fund’s Health Care and Consumer Staples Sector holdings as of March 31, 2017 will outperform in the moderate growth environment it anticipates ahead. WestEnd also believes the outlook for the Financials Sector has improved since the beginning of the six-month period, and WestEnd added exposure to the Financials Sector during Q1 2017, significantly reducing the Fund’s underweight to the sector.

Portfolio Activity

WestEnd made shifts in sector allocations during the six months ended March 31, 2017 intended to modestly increase the economic sensitivity, and reduce the interest rate sensitivity, of the Fund. WestEnd’s analysis suggested the risk of recession is reduced in the near-to-intermediate term by the potential for pro-growth government policies following the November 2016 election, and that an extended period of moderate economic growth could benefit certain sectors while also increasing the risk of higher inflation and rising interest rates. WestEnd added an allocation to the Financials Sector, increased the Fund’s Information Technology Sector allocation, and reduced Consumer Staples and Consumer Discretionary Sector allocations.

Tied to the sector allocation shifts made during the six-month period, Estée Lauder Companies, Inc.; Dollar Tree, Inc.; CVS health Corp.; and Comcast Corporation were removed from the Fund, and the proceeds from those stock sales were used to purchase JPMorgan Chase & Co.; Goldman Sachs Group, Inc.; Microsoft Corp.; and Starbucks Corporation. These adjustments modestly increased the expected economic sensitivity of the Fund and provided exposure to the Financials Sector, which WestEnd expects will benefit from continued moderate economic growth, rising interest rates, and reduced regulatory burden in the environment ahead.

Perspective & Outlook

WestEnd expects moderate U.S. economic growth to continue, and anticipates political hopes and fears that distracted from economic fundamentals in 2016 will likely continue to fade. Real GDP growth in the U.S. has trended around 2% since 2010. WestEnd believes this prolonged period of slow expansion has gradually released pent-up economic demand since the last recession, which leaves less potential for a powerful expansion ahead. This environment of continued moderate U.S. growth should benefit areas of the market offering reasonably-valued earnings growth opportunities, as was evident in the shift in sector leadership from Q4 2016 to Q1 2017.

WestEnd continues to expect U.S. sectors that are not highly dependent on economic reacceleration will outperform. Information Technology and Health Care, in particular, have strong secular fundamentals that should support attractive earnings growth, even in the moderate economic environment ahead. Information Technology should benefit from continued adoption of cloud computing and online advertising. Potential corporate tax law changes could also spur increased demand for enterprise technology investment and the repatriation of overseas capital, which could be deployed for additional investments in growth or for shareholder-friendly measures such as share repurchases and dividend increases.

The U.S. Health Care Sector is heavily weighted to pharmaceutical, biotechnology, and medical device companies, which should show attractive earnings growth tied to new drug innovation and device roll-outs. The recent failure by Republicans to repeal and replace the Affordable Care Act does not change these longer-term fundamental tailwinds, and may also prove to be a near-term positive for the sector, as preserving the status quo keeps a larger number of incremental patients insured.

While WestEnd has added an allocation to the Financials Sector, which should benefit from the combination of financial regulatory reform, reduced risk of recession, and rising interest rates, WestEnd continues to avoid the most economically-sensitive U.S. sectors, including Energy, Materials, and Industrials, which appear richly valued and face risks to meeting earnings expectations.

DESTRA FOCUSED EQUITY FUND

FUND RISK DISCLOSURES –DESTRA FOCUSED EQUITY FUND (UNAUDITED)

AS OF MARCH 31, 2017

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND

DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Wolverine Alternative Opportunities Fund’s Average Annual Total Returns as of March 31, 2017
			Inception Date: October 7, 2015
			Life				Life
Share Class	6 months	1 year	of Fund	Share Class	6 months	1 year	of Fund
A at NAV	2.38%	5.80%	3.15%	C	2.04%	4.94%	2.37%
A with Load	-2.22%	0.99%	0.00%	C with CDSC	1.04%	3.94%	2.37%
I	2.54%	6.07%	3.43%
HFRX Global Hedge	2.83%	6.19%	1.91%
Fund Index

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.

HFRX Global Hedge Fund Index - An index designed to be representative of the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND

DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

AS OF MARCH 31, 2017

Top 10 Holdings
Vanguard FTSE Emerging Markets ETF	21.98%
iShares Russell 1000 Growth ETF	17.34%
iShares Russell 2000 Value ETF	14.60%
Vanguard FTSE Europe ETF	12.78%
iShares MSCI Japan ETF	7.48%
Vanguard Value ETF	7.20%
iShares Russell 1000 Value ETF	6.49%
iShares MSCI Eurozone ETF	2.57%
Vanguard Growth ETF	2.04%
iShares Europe ETF	1.71%

Sector Exposure Weightings[1]
EM Equities	22.62%
US Equities-Large Cap Growth	20.56%
European Equities	17.18%
US Equities-Small Cap Value	14.71%
US Equities-Large Cap Value	14.52%
Japan Equities	7.61%
Cash[2]	2.21%
Commodities	0.41%
Real Estate	0.18%

1 Sector Exposure Weights reflect the actual and notional exposure of the Fund to certain market sectors and categories as defined by the Fund’s Advisor and Sub-Advisor. May not total to 100% due to rounding.

2 Specific to “Cash”, the Sector Exposure Weighting reflects the investment exposure the Fund managers have set. Cash holdings may be different due to collateral requirements for certain other investments that the Fund may hold from time to time.

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

The Fund Snapshot

The Destra Wolverine Alternative Opportunities Fund (the “Fund”) is sub-advised by Wolverine Asset Management, LLC (“Wolverine”). The Fund’s investment objective is to seek long-term capital appreciation by investing in broad asset classes.

The Fund seeks to achieve its investment objective by investing in broad-based sector exchange-traded funds (the “ETFs”) and cash equivalents. Wolverine employs a systematic macro investment strategy by investing in broad asset classes in an effort to gain returns on capital that are disproportionately greater than the risks incurred in generating such returns. Wolverine attempts to invest ahead of large shifts in institutional asset allocations by using market data to infer net pressure. Net pressure is defined as a proprietary estimate of the impact of recent buying or selling on investment returns within an asset class. Wolverine also utilizes market data and integrates this information with economic analysis to rank the various asset classes in its investment universe with the goal of gaining exposure through the purchase or sale of securities within the most attractively priced asset classes; and, conversely, reduces exposure to the least attractively priced asset classes.

The following report is Wolverine’s review of the Fund’s performance over the semi-annual reporting period and an outlook for the markets in which the Fund invests.

Investing Environment

With the US presidential election resolution, the US Federal Reserve acting consistently with market expectations, and global GDP growth stabilizing, relative calm prevailed in the financial markets over the past 6 months. While events such as Trump’s surprise election victory and the Fed raising rates twice may have generated significant headline noise, the financial markets, particularly equities, welcomed the reduction in uncertainty.

The US presidential election marked the transition to a risk friendly environment. Initially, the belief that the new administration would aggressively pursue a pro-growth and potentially protectionist trade agenda resulted in a rally in US domestically focused equities and poor performance in fixed income assets and foreign equities. However, when the new administration came into office in January, the clarity of their agenda and the effectiveness of implementing it came into question. This, coupled with a widening valuation gap between US equities and foreign equities and generally benign global GDP growth figures, led to a leadership transition to foreign equities.

It is difficult to project how long this equity friendly environment will last. Given the tense situation in Syria and the rising tensions between the US and Russia, the geopolitical situation looks potentially gloomy. Given the influence of news on markets over the past 6 months, we believe our model did a reasonable job of picking up the shifts in investor appetite.

Performance Discussion

During the six-month reporting period ending on March 31, 2017, the Fund’s Class A shares produced a total return of 2.38% based on Net Asset Value (“NAV”), the Class I shares produced a total return of 2.54% on NAV and the Class C shares produced a total return of 2.04% on NAV. During the period surveyed, the Fund’s benchmark, the HFRX Global Hedge Fund Index¹, produced a total return of 2.83%. All of the Fund’s share classes have the same investment objective.

1 The Fund’s primary benchmark, the HFRX Global Hedge Fund Index, is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

Portfolio Activity & Attribution

The portfolio marginally underperformed the HFRX Global Hedge Fund Index during the last 6 months. This was attributable to the model lagging the shift from US focused equities to European and Emerging Market equities. The model is designed to pick-up medium to long term investor buying and selling patterns. A news driven market, similar to the one that existed over the past 6 months, can sometimes result in a modest delay picking up the signal.

During this six-month period, the portfolio shifted towards an equity oriented posture. Bonds and currency positions were reduced and equity positions increased. The equities favored by the model shifted over the period as well. The portfolio rotated into US Small Cap and Large Cap value stocks during the start of the period. They remained the largest allocations until later in the period, when the portfolio transitioned to European, Emerging Market equities, and the more globally focused US Large Cap Growth.

Perspective & Outlook

Investment flows were pro-equity over the past 6 months. Initially, optimism over a potential pro-growth, anti-regulation US presidential administration fueled the market. Later, an improving global growth outlook supported the rally, which broadened beyond the US market. To date, the Fed’s well-choreographed interest rate increases have been interpreted as signs of strength. Despite the interest rate increases, overall rates are still low relative to long-term historical levels, and equities are the preferred choice of investment.

One of the key metrics used to assess the Fund’s investment strategy is how the portfolio performs relative to hedge fund indices. On this front, the Fund continues to track within the range of statistical expectations. In our view, a large portion of hedge fund returns can be explained by their willingness and ability to exploit the changes in cross-asset investment opportunities that are the cornerstone of the Fund’s investment approach. This means there should be a link between how the Fund constructs its portfolio and how hedge funds operate in aggregate. The returns of the past period corroborate this view.

Finally, our systematic approach offers few direct opinions about the return prospects of individual asset classes. However, as mentioned, the portfolio shifted towards European and Emerging Market equities as the relative valuation gap between these assets and US equities widened. Given many companies in these assets classes operate globally and in similar industries, the shift toward assets that can be owned at lower multiples strikes us as economically logical.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND

FUND RISK DISCLOSURES –DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND (UNAUDITED)

AS OF MARCH 31, 2017

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES

AS OF MARCH 31, 2017 (UNAUDITED)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 10/01/16 to 3/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
			Ratio	Paid
	Beginning	Ending	for the	During the
	Account	Account	Period	Period
	Value	Value	10/1/16 to	10/1/16 to
	10/1/2016	3/31/2017	3/31/17	3/31/17†
Destra Dividend Total Return Fund Class A
Actual	$1,000.00	$1,033.30	1.60%	$ 8.11
Hypothetical (5% return before expenses)	1,000.00	1,016.95	1.60%	8.05
Destra Dividend Total Return Fund Class C
Actual	1,000.00	1,029.30	2.35%	11.89
Hypothetical (5% return before expenses)	1,000.00	1,013.21	2.35%	11.80
Destra Dividend Total Return Fund Class I
Actual	1,000.00	1,034.90	1.35%	6.85
Hypothetical (5% return before expenses)	1,000.00	1,018.20	1.35%	6.79

OVERVIEW OF FUND EXPENSES

AS OF MARCH 31, 2017 (UNAUDITED) (CONTINUED)

			Annualized
			Expense	Expenses
			Ratio	Paid
	Beginning	Ending	for the	During the
	Account	Account	Period	Period
	Value	Value	10/1/16 to	10/1/16 to
	10/1/2016	3/31/2017	3/31/17	3/31/17†
Destra Flaherty & Crumrine Preferred and Income Fund Class A
Actual	$1,000.00	$1,018.40	1.50%	$ 7.55
Hypothetical (5% return before expenses)	1,000.00	1,017.45	1.50%	7.54
Destra Flaherty & Crumrine Preferred and Income Fund Class C
Actual	1,000.00	1,014.50	2.25%	11.30
Hypothetical (5% return before expenses)	1,000.00	1,013.71	2.25%	11.30
Destra Flaherty & Crumrine Preferred and Income Fund Class I
Actual	1,000.00	1,019.70	1.25%	6.29
Hypothetical (5% return before expenses)	1,000.00	1,018.70	1.25%	6.29
Destra Focused Equity Fund Class A
Actual	1,000.00	1,058.10	1.60%	8.21
Hypothetical (5% return before expenses)	1,000.00	1,016.95	1.60%	8.05
Destra Focused Equity Fund Class C
Actual	1,000.00	1,054.29	2.35%	12.04
Hypothetical (5% return before expenses)	1,000.00	1,013.21	2.35%	11.80
Destra Focused Equity Fund Class I
Actual	1,000.00	1,059.80	1.35%	6.93
Hypothetical (5% return before expenses)	1,000.00	1,018.20	1.35%	6.79
Destra Wolverine Alternative Opportunities Fund Class A
Actual	1,000.00	1,023.80	2.00%	10.09
Hypothetical (5% return before expenses)	1,000.00	1,014.96	2.00%	10.05
Destra Wolverine Alternative Opportunities Fund Class C
Actual	1,000.00	1,020.40	2.75%	13.85
Hypothetical (5% return before expenses)	1,000.00	1,011.22	2.75%	13.79
Destra Wolverine Alternative Opportunities Fund Class I
Actual	1,000.00	1,025.40	1.75%	8.84
Hypothetical (5% return before expenses)	1,000.00	1,016.21	1.75%	8.80

† Expenses are calculated using the Fund’s annualized expense ratio, which may includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-month period).

DESTRA DIVIDEND TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS

MARCH 31, 2017 (UNAUDITED)

Number
of
Shares	Description	Fair Value

	Long-Term Investments – 100.7%

	Common Stocks – 84.2%

	Aerospace & Defense – 4.3%
1,675	General Dynamics Corp	$ 313,560
2,975	Lockheed Martin Corp	796,110
		1,109,670
	Banks – 14.1%
28,100	Bank of NT Butterfield &
	Son Ltd. (The)	896,671
2,480	Goldman Sachs Group, Inc. (The)	569,705
9,825	JPMorgan Chase & Co	863,028
30,420	KeyCorp	540,868
16,920	Mainsource Financial Group, Inc	557,176
3,800	Wells Fargo & Co	211,508
		3,638,956
	Beverages – 0.7%
1,500	PepsiCo, Inc	167,790
	Commercial Services – 7.8%
6,305	Automatic Data Processing, Inc	645,569
17,900	Booz Allen Hamilton
	Holding Corp	633,481
3,250	Ecolab, Inc	407,355
20,000	Rentokil Initial PLC, ADR	310,800
		1,997,205
	Computers – 3.5%
4,465	Accenture PLC – Class A	535,264
2,550	Apple, Inc	366,333
		901,597
	Diversified Financial Services – 3.0%
6,400	CME Group, Inc	760,320
	Environmental Control – 5.4%
11,975	Republic Services, Inc	752,150
8,775	Waste Management, Inc	639,873
		1,392,023
	Food – 3.0%
12,000	Conagra Foods, Inc	484,080
5,050	General Mills, Inc	298,000
		782,080
	Housewares – 2.6%
7,150	Scotts Miracle-Gro Co. (The)	667,739
	Insurance – 2.7%
5,110	Chubb Ltd	696,238
	Mining – 1.0%
23,950	Cameco Corp	265,126
	Miscellaneous Manufacturing – 1.8%
15,300	General Electric Co	455,940
	Oil & Gas – 2.2%
7,000	Exxon Mobil Corp	574,070

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Pharmaceuticals – 7.8%
7,250	Johnson & Johnson	$ 902,987
8,240	Merck & Co., Inc		523,570
16,900	Pfizer, Inc		578,149
			2,004,706
	Pipelines – 3.9%
21,000	Enterprise Products Partners LP		579,810
5,400	Magellan Midstream Partners LP		415,314
			995,124
	Real Estate Investment Trust – 7.9%
17,850	Forest City Realty Trust, Inc. –
	Class A		388,773
21,500	Gramercy Property Trust		565,450
46,800	Independence Realty Trust, Inc		438,516
39,350	Redwood Trust, Inc		653,604
			2,046,343
	Software – 10.4%
13,500	Broadridge Financial
	Solutions, Inc		917,325
4,705	Microsoft Corp		309,871
9,800	Paychex, Inc		577,220
9,000	SAP SE, ADR		883,530
			2,687,946
	Telecommunications – 2.1%
15,900	Cisco Systems, Inc		537,420
	Total Common Stocks
	(Cost $20,128,843)		21,680,293

	Preferred Securities – 14.9%
	Banks – 2.2%
11,000	Customers Bancorp, Inc.
	6.000%, Series F (a)	N/A (b)	283,250
11,000	IBERIABANK Corp.
	6.625%, Series B (a)	N/A (b)	293,700
			576,950
	Commercial Services – 1.2%
12,000	B. Riley Financial, Inc.
	7.500% 10/31/21	N/A (b)	311,250
	Diversified Financial Services – 1.2%
11,500	Ares Management LP
	7.000%, Series A (a)	BBB- (b)	301,990
	Home Builders – 1.2%
12,000	M/I Homes, Inc.
	9.750%, Series A (a)	Caa1	309,750
	Investment Companies – 1.2%
12,000	Triangle Capital Corp.
	6.375% 12/15/22	N/A (b)	306,720
	Private Equity – 1.1%
11,500	Hercules Capital, Inc.
	6.250% 07/30/24	BBB- (b)	294,975

The accompanying notes are an integral part of these financial statements.

DESTRA DIVIDEND TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Real Estate Investment Trust – 6.8%
12,000	AG Mortgage Investment Trust, Inc.
	8.000%, Series B (a)	N/A (b)	$297,600
12,000	Apollo Commercial Real Estate
	Finance, Inc.
	8.000%, Series C (a)	N/A (b)	304,080
11,500	Bluerock Residential Growth
	REIT, Inc.
	8.250%, Series A (a)	N/A (b)	299,000
11,000	Brookfield DTLA Fund Office
	Trust Investor, Inc.
	7.625%, Series A *(a)	N/A (b)	272,800
11,000	Chimera Investment Corp.
	8.000%, Series A (a)	N/A (b)	276,870
12,000	Dynex Capital, Inc.
	7.625%, Series B (a)	N/A (b)	288,600
			1,738,950
	Total Preferred Securities
	(Cost $3,754,972)		3,840,585

	Royalty Trust – 1.6%
	Oil & Gas – 1.6%
	San Juan Basin Royalty Trust
57,835	(Cost $443,918)		418,725

	Total Long-Term Investments – 100.7%
	(Cost $24,327,733)		25,939,603

	Money Market Mutual Fund – 3.5%
907,358	BlackRock Liquidity Funds FedFund
	Portfolio, Institutional
	Shares 0.60%(c)
	(Cost $907,358)		907,358
	Total Investments – 104.2%
	(Cost $25,235,091)		26,846,961
	Liabilities in excess of other
	Assets – (4.2)%		(1,075,418)
	Net Assets – 100.0%		$ 25,771,543

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$ 896,671	3.5%
Canada	265,127	1.0
Germany	883,530	3.4
United Kingdom	310,800	1.2
United States	24,490,833	95.1
Total Investments	26,846,961	104.2
Liabilities in excess of other Assets	(1,075,418)	(4.2)
Net Assets	$25,771,543	100.0%

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SE - Stock Corporation

* Non-income producing security.

(a) Security is perpetual in nature with no stated maturity date.

(b) Standard & Poor’s Rating.

(c) Interest rate shown reflects a 1-day yield as of March 31, 2017.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND

PORTFOLIO OF INVESTMENTS

MARCH 31, 2017 (UNAUDITED)

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Long-Term Investments – 95.7%

	Preferred Securities – 93.3%

	Banks – 54.1%
44,702	Astoria Financial Corp.
	6.500%, Series C (a)	Ba2	$ 1,133,643
1,418,000	Australia & New Zealand
	Banking Group Ltd.
	6.750% 144A (a)	Baa1	1,561,460
3,200,000	Banco Bilbao Vizcaya
	Argentaria SA
	9.000% (a)	BB (b)	3,362,640
	Bank of America Corp.
40,000	6.000%, Series EE (a)	Ba2	1,031,600
500,000	6.100%, Series AA (a)	Ba2	530,375
750,000	6.250%, Series X (a)	Ba2	790,312
250,000	6.300%, Series DD (a)	Ba2	272,500
4,525,000	6.500%, Series Z (a)	Ba2	4,943,562
1,150,000	8.125%, Series M (a)	Ba2	1,200,312
59,891	Barclays Bank PLC
	8.125%, Series 5 (a)	Ba2	1,548,781
	BNP Paribas SA
2,000,000	7.375% 144A (a)	Ba1	2,057,500
1,000,000	7.625% 144A (a)	Ba1	1,065,000
	Capital One Financial Corp.
60,000	5.200%, Series G (a)	Baa3	1,384,200
3,940,000	5.550%, Series E (a)	Baa3	4,097,600
25,870	6.250%, Series C (a)	Baa3	673,137
165,495	6.700%, Series D (a)	Baa3	4,541,183
	Citigroup, Inc.
1,500,000	5.875%, Series O (a)	Ba2	1,553,438
2,100,000	6.125%, Series R (a)	Ba2	2,218,125
1,700,000	6.250%, Series T (a)	Ba2	1,836,000
106,599	6.875%, Series K (a)	Ba2	3,019,950
46,300	7.125%, Series J (a)	Ba2	1,337,144
1,750,000	Citizens Financial Group, Inc.
	5.500%, Series A (a)	BB+ (c)	1,802,500
	CoBank ACB
11,790	6.200%, Series H 144A (a)	BBB+ (c)	1,213,265
8,400	6.250%, Series F 144A (a)	BBB+ (c)	884,100
500,000	6.250%, Series I 144A (a)	BBB+ (c)	545,815
500,000	Credit Agricole SA
	8.125% 144A (a)	Ba1	534,375
60,960	Fifth Third Bancorp
	6.625%, Series I (a)	Baa3	1,731,874
8,000	First Horizon National Corp.
	6.200%, Series A (a)	Ba2	202,400
	Goldman Sachs Group, Inc. (The)
600,000	5.375%, Series M (a)	Ba1	614,250
48,500	5.500%, Series J (a)	Ba1	1,300,770
2,295,000	5.700%, Series L (a)	Ba1	2,375,669
37,598	6.300%, Series N (a)	Ba1	999,731
103,105	6.375%, Series K (a)	Ba1	2,911,685
5,918,000	HSBC Holdings PLC
	6.875% (a)	Baa3	6,317,465
160,000	Huntington Bancshares, Inc.
	6.250%, Series D (a)	Baa3	4,147,200

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Banks (continued)
	JPMorgan Chase & Co.
800,000	6.750%, Series S (a)	Baa3	$ 883,000
5,415,000	7.900%, Series 1 (a)	Baa3	5,618,063
	KeyCorp
3,600,000	5.000%, Series D (a)	Baa3	3,573,000
30,800	6.125%, Series E (a)	Baa3	833,448
1,700,000	M&T Bank Corp.
	6.450%, Series E (a)	Baa2	1,853,000
530,000	Macquarie Bank Ltd.
	6.125% 144A (a)	Ba1	533,975
	Morgan Stanley
50,000	5.850%, Series K (a)	Ba1	1,292,500
47,190	6.375%, Series I (a)	Ba1	1,305,275
243,900	6.875%, Series F (a)	Ba1	6,877,980
164,800	New York Community
	Bancorp, Inc.
	6.375%, Series A. (a)	Ba1	4,466,080
25,000	People’s United Financial, Inc.
	5.625%, Series A (a)	Ba1	645,250
	PNC Financial Services Group,
	Inc. (The)
84,000	6.125%, Series P (a)	Baa2	2,383,080
1,950,000	6.750%, Series O (a)	Baa2	2,182,781
74,300	Regions Financial Corp.
	6.375%, Series B (a)	Ba1	2,043,993
8,400	Royal Bank of Scotland
	Group PLC
	8.500%, Series F (a)	B1	221,424
	Societe Generale SA
3,500,000	7.375% 144A (a)	Ba2	3,563,350
750,000	8.000% 144A (a)	Ba2	768,750
1,250	Sovereign Real Estate
	Investment Trust
	12.000% 144A (a)	Ba1	1,567,188
	Standard Chartered PLC
4,200,000	7.500% 144A (a)	Ba1	4,349,100
250,000	7.750% 144A (a)	Ba1	258,125
19,741	Texas Capital Bancshares, Inc.
	6.500%, Series A (a)	Ba2	500,040
30,345	Valley National Bancorp
	6.250%, Series A (a)	BB+ (c)	843,591
25,161	Webster Financial Corp.
	6.400%, Series E (a)	Baa3	640,851
	Wells Fargo & Co.
84,700	5.500%, Series X (a)	Baa2	2,081,926
20,000	5.700%, Series W (a)	Baa2	503,400
12,700	5.850%, Series Q (a)	Baa2	337,820
3,400,000	5.875%, Series U (a)	Baa2	3,669,253
20,000	6.625%, Series R (a)	Baa2	583,800
1,275,000	7.980%, Series K (a)	Baa2	1,333,969
13,300	8.000%, Series J (a)	Baa2	348,992
	Zions Bancorporation
43,000	5.800%, Series I (a)	BB- (c)	42,140
2,000	6.300%, Series G (a)	BB- (c)	55,920
12,803	7.900%, Series F (a)	BB- (c)	325,580
			122,226,205

The accompanying notes are an integral part of these financial statements.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Diversified Financials – 2.0%
82,361	Charles Schwab Corp. (The)
	5.950%, Series D (a)	Baa2	$2,169,389
95,091	Legg Mason, Inc.
	6.375% 03/15/56	Baa2	2,454,298
			4,623,687
	Energy – 3.5%
4,955,000	Enbridge Energy Partners LP
	8.050% 10/01/37	Ba1	4,843,512
1,000,000	Enbridge, Inc.
	6.000% 01/15/77, Series 16-A	Ba1	1,013,750
8,585	Kinder Morgan, Inc.
	9.750% 10/26/18, Series A (d)	Ba2	422,468
	Transcanada Trust
1,250,000	5.300% 03/15/77	Baa2	1,237,500
500,000	5.875% 08/15/76, Series 16-A	Baa2	531,875
			8,049,105
	Finance – 0.7%
450,000	AerCap Global Aviation Trust
	6.500% 06/15/45 144A	Ba2	471,938
40,000	Stifel Financial Corp.
	6.250%, Series A (a)	BB- (c)	1,036,400
			1,508,338
	Insurance – 21.9%
1,151,000	ACE Capital Trust II
	9.700% 04/01/30	Baa1	1,709,235
	Arch Capital Group Ltd.
13,000	5.250%, Series E (a)	Baa3	294,320
16,050	6.750%, Series C (a)	Baa3	403,979
	Aspen Insurance Holdings Ltd.
25,000	5.625% (a)	Ba1	598,750
19,543	5.950% (a)	Ba1	527,075
6,492	7.250% (a)	Ba1	165,156
	Axis Capital Holdings Ltd.
111,787	5.500%, Series E (a)	Baa3	2,637,055
26,557	6.875%, Series C (a)	Baa3	663,128
5,000,000	Catlin Insurance Co. Ltd.
	4.000% 144A (a)(e)	BBB+ (c)	4,512,500
79,301	Delphi Financial Group, Inc.
	7.376% 05/15/37	BB+ (c)	1,816,493
16,000	Endurance Specialty
	Holdings Ltd.
	6.350%, Series C (a)	Baa3	419,040
400,000	Everest Reinsurance
	Holdings, Inc.
	6.600% 05/15/37	Baa2	369,000
7,103,000	Liberty Mutual Group, Inc.
	7.800% 03/15/37 144A	Baa3	8,186,208
	MetLife, Inc.
4,250,000	5.250%, Series C (a)	Baa3	4,394,853
937,000	10.750% 08/01/39	Baa2	1,450,008
	PartnerRe Ltd.
93,246	5.875%, Series I (a)	Baa2	2,380,570
49,212	7.250%, Series H (a)	Baa2	1,406,479
250,000	Provident Financing Trust I
	7.405% 03/15/38	Baa3	274,375

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Insurance (continued)
	Prudential Financial, Inc.
1,003,000	5.625% 06/15/43	Baa2	$ 1,075,968
2,853,000	5.875% 09/15/42	Baa2	3,104,064
2,900,000	QBE Insurance Group Ltd.
	7.500% 11/24/43 144A	Baa2	3,298,750
115,000	Reinsurance Group of
	America, Inc.
	5.750% 06/15/56	Baa2	3,155,600
102,688	Torchmark Corp.
	6.125% 06/15/56	Baa2	2,659,619
	WR Berkley Corp.
3,593	5.625% 04/30/53	Baa3	89,645
72,629	5.750% 06/01/56	Baa3	1,808,462
65,000	5.900% 03/01/56	Baa3	1,654,250
510,000	XLIT Ltd.
	6.500%, Series E (a)	Ba1	429,675
			49,484,257
	Miscellaneous – 2.0%
450,000	BHP Billiton Finance USA Ltd.
	6.750% 10/19/75 144A	Baa2	510,075
	Land O’ Lakes, Inc.
700,000	7.250%, Series B 144A (a)	BB (c)	705,250
3,115,000	8.000%, Series A 144A (a)	BB (c)	3,340,838
			4,556,163
	Real Estate – 1.8%
50,000	DuPont Fabros Technology, Inc.
	6.625%, Series C (a)	Ba2	1,350,000
	PS Business Parks, Inc.
26,100	5.750%, Series U (a)	Baa2	663,723
5,790	6.000%, Series T (a)	Baa2	145,676
75,000	Public Storage
	5.125%, Series C (a)	A3	1,797,750
			3,957,149
	Utilities – 7.3%
1,306,000	ComEd Financing III
	6.350% 03/15/33	Baa2	1,396,666
129,000	Dominion Resources, Inc.
	5.250% 07/30/76, Series A	Baa3	3,066,330
83,000	DTE Energy Co.
	5.375% 06/01/76, Series B	Baa2	1,992,000
1,810,000	Emera, Inc.
	6.750% 06/15/76, Series 16-A	Ba2	1,984,213
100,782	Integrys Holding, Inc.
	6.000% 08/01/73	Baa1	2,631,670
20,000	NextEra Energy Capital
	Holdings, Inc.
	5.250% 06/01/76, Series K	Baa2	480,600
1,163,000	PPL Capital Funding, Inc.
	3.817% 03/30/67, Series A (e)	Baa3	1,122,295
1,684,000	Puget Sound Energy, Inc.
	6.974% 06/01/67, Series A	Baa2	1,521,915
84,000	SCE Trust V
	5.450%, Series K (a)	Baa1	2,274,720
			16,470,409

	Total Preferred Securities
	(Cost $202,445,296)		210,875,313

The accompanying notes are an integral part of these financial statements.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Corporate Debt Securities – 1.9%

	Banks – 1.0%
85,000	Texas Capital Bancshares, Inc.
	6.500% 09/21/42, Sub Notes	Baa3	$ 2,157,300
	Communications – 0.5%
	Qwest Corp.
25,100	6.500% 09/01/56	Ba1	622,982
19,832	6.625% 09/15/55	Ba1	499,568
2,314	7.000% 07/01/52	Ba1	58,568
			1,181,118
	Real Estate – 0.4%
31,769	Equity Commonwealth
	5.750% 08/01/42	Baa3	799,308

	Total Corporate Debt Securities
	(Cost $4,100,963)		4,137,726

	Common Stock – 0.5%

	Energy – 0.5%
50,269	Kinder Morgan, Inc.
	(Cost $866,925)		1,092,848

	Total Long-Term Investments – 95.7%
	(Cost $207,413,184)		216,105,887

	Money Market Mutual Fund – 3.0%
6,777,477	BlackRock Liquidity Funds FedFund
	Portfolio, Institutional
	Shares 0.60%(f)
	(Cost $6,777,477)		6,777,477
	Total Investments – 98.7%
	(Cost $214,190,661)		222,883,364
	Other Assets in excess of
	Liabilities – 1.3%		2,904,319
	Net Assets – 100.0%		$225,787,683

		% of
Summary by Country	Fair Value	Net Assets
Australia	$ 5,904,260	2.6%
Bermuda	15,717,288	7.0
Canada	4,767,338	2.1
France	7,988,975	3.5
Ireland	901,613	0.4
Spain	3,362,640	1.5
United Kingdom	12,694,895	5.6
United States	171,546,355	76.0
Total Investments	222,883,364	98.7
Other Assets less Liabilities	2,904,319	1.3
Net Assets	$225,787,683	100.0%

LP – Limited Partnership
PLC – Public Limited Company
SA – Corporation

144A – Security was purchased pursuant to Rule 144A under the Security Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a) Security is perpetual in nature with no stated maturity date.

(b) Fitch Rating

(c) Standard & Poor’s Rating.

(d) Convertible Preferred Security

(e) Represents the rate in effect as of March 31, 2017.

(f) Interest rate shown reflects a 1-day yield as of March 31, 2017.

The accompanying notes are an integral part of these financial statements.

DESTRA FOCUSED EQUITY FUND

PORTFOLIO OF INVESTMENTS

MARCH 31, 2017 (UNAUDITED)

Number
of
Shares	Description	Fair Value

	Common Stocks – 99.7%

	Banks – 4.9%
23,064	JPMorgan Chase & Co	$ 2,025,942
	Consumer Services – 5.0%
35,450	Starbucks Corp	2,069,925
	Diversified Financials – 4.7%
8,480	Goldman Sachs Group,
	Inc. (The)	1,948,025
	Food & Staples Retailing – 5.0%
70,155	Kroger Co. (The)	2,068,871
	Food, Beverage & Tobacco – 4.9%
22,626	Kraft Heinz Co. (The)	2,054,667
	Health Care Equipment & Services – 9.9%
25,606	Medtronic PLC	2,062,819
12,464	UnitedHealth Group, Inc	2,044,221
		4,107,040
	Media – 5.0%
18,576	Walt Disney Co. (The)	2,106,333
	Pharmaceuticals, Biotechnology
	& Life Sciences – 24.8%
8,639	Allergan PLC	2,064,030
7,634	Biogen, Inc.*	2,087,288
37,217	Bristol-Myers Squibb Co	2,023,860
16,581	Celgene Corp.*	2,063,174
30,589	Gilead Sciences, Inc	2,077,605
		10,315,957
	Retailing – 5.1%
26,833	TJX Cos., Inc. (The)	2,121,954
	Software & Services – 25.3%
16,563	Adobe Systems, Inc.*	2,155,343
2,424	Alphabet, Inc. – Class A*	2,055,067
18,696	Mastercard, Inc. – Class A	2,102,739
32,375	Microsoft Corp	2,132,218
48,690	PayPal Holdings, Inc.*	2,094,644
		10,540,011
	Technology Hardware & Equipment – 5.1%
14,871	Apple, Inc	2,136,368

	Total Common Stocks
	(Cost $33,821,104)	41,495,093

	Money Market Mutual Fund – 1.2%
518,811	BlackRock Liquidity Funds FedFund
	Portfolio, Institutional
	Shares 0.60% (a)
	(Cost $518,811)	518,811

	Total Investments – 100.9%
	(Cost $34,339,915)	42,013,904
	Liabilities in excess of other
	Assets – (0.9%)	(363,948)
	Net Assets – 100.0%	$ 41,649,956

		% of
Summary by Country	Fair Value	Net Assets
United States	$ 42,013,904	100.9%
Total Investments	42,013,904	100.9
Liabilities in excess of other Assets	(363,948)	(0.9)
Net Assets	$ 41,649,956	100.0%

PLC – Public Limited Company

*	Non-income producing security.
(a)	Interest rate shown reflects a 1-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND†
PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED) (CONSOLIDATED)

Number
of
Shares	Description	Fair Value

	Investment Companies – 98.0%

	Commodity Fund – 0.4%
4,858	iShares S&P GSCI Commodity
	Indexed Trust*	$ 71,995
9,486	PowerShares DB Commodity
	Index Tracking Fund*	144,282
		216,277
	Equity Fund – 97.6%
21,781	iShares Europe ETF	911,535
6,107	iShares MSCI Emerging
	Markets ETF	240,555
36,461	iShares MSCI Eurozone ETF	1,372,757
77,638	iShares MSCI Japan ETF	3,998,357
81,454	iShares Russell 1000
	Growth ETF	9,269,465
30,166	iShares Russell 1000 Value ETF	3,467,280
66,046	iShares Russell 2000 Value ETF	7,803,995
4,138	iShares S&P 500 Growth ETF	544,230
3,691	iShares S&P 500 Value ETF	384,011
116	iShares U.S. Real Estate ETF	9,105
295,838	Vanguard FTSE Emerging
	Markets ETF	11,750,685
132,470	Vanguard FTSE Europe ETF	6,831,478
635	Vanguard FTSE Pacific ETF	40,183
8,966	Vanguard Growth ETF	1,090,802
1,054	Vanguard REIT ETF	87,050
40,341	Vanguard Value ETF	3,847,321
		51,648,809

	Total Investment Companies
	(Cost $48,361,874)	51,865,086

	Money Market Mutual Fund – 1.8%
956,378	BlackRock Liquidity Funds
	FedFund Portfolio,
	Institutional Shares 0.60% (a)
	(Cost $956,378)	956,378
	Total Investments – 99.8%
	(Cost $49,318,252)	52,821,464
	Other Assets in excess
	of Liabilities – 0.2%	88,665
	Net Assets – 100.0%	$ 52,910,129

ETF – Exchange Traded Fund

REIT – Real Estate Investment Trust

		% of
Summary by Country	Fair Value	Net Assets
United States	$52,821,464	99.8%
Total Investments	52,821,464	99.8
Other Assets less Liabilities	88,665	0.2
Net Assets	$52,910,129	100.0%

† The Consolidated Portfolio of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transaction have been eliminated in consolidation.

* Non-income producing security.

(a) Interest rate shown reflects a 1-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2017 (UNAUDITED)

		Destra
		Flaherty &		Destra
	Destra	Crumrine		Wolverine
	Dividend	Preferred	Destra	Alternative
	Total	and	Focused	Opportunities
	Return	Income	Equity	Fund
	Fund	Fund	Fund	(Consolidated)

Assets
Investments:
Investments at cost	$25,235,091	$214,190,661	$34,339,915	$49,318,252
Net unrealized appreciation	1,611,870	8,692,703	7,673,989	3,503,212
Total investments at value	26,846,961	222,883,364	42,013,904	52,821,464
Cash & cash equivalents	—	—	—	366,968
Cash deposited at the broker for futures collateral	—	—	—	77,334
Receivables:
Investment securities sold	651,231	—	225,082	1,593,598
Dividends and interest	58,390	2,160,186	11,235	248
Capital shares sold	8,080	3,525,223	3,623	10,000
Foreign tax reclaims	7,952	—	—	—
Due from trustee	—	235	—	—
Prepaid expenses	—	24,585	7,220	9,016
Total assets	27,572,614	228,593,593	42,261,064	54,878,628

Liabilities
Payables:
Capital shares redeemed	1,018,873	1,455,734	487,145	—
Investment securities purchased	663,842	998,170	—	1,822,012
Transfer agent fees	31,873	72,050	42,888	12,981
Due to advisor	31,584	152,441	11,433	43,038
Legal fees	16,094	18,845	16,612	2,509
Audit fees	7,073	12,485	18,875	29,969
CCO/CFO fees	2,400	15,138	3,580	3,882
Blue Sky fees	1,485	—	—	15,375
Trustees’ fees	—	—	311	279
Distribution payable	—	2,450	—	—
Other expenses and liabilities	27,847	78,597	30,264	38,454

Total liabilities	1,801,071	2,805,910	611,108	1,968,499
Net Assets	$25,771,543	$225,787,683	$41,649,956	$52,910,129

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$23,989,042	$215,952,562	$29,973,170	$53,283,723
Undistributed net investment income (loss)	141,756	1,021,630	(64,789)	(1,431,644)
Accumulated net realized gain (loss) on investments	28,952	120,788	4,067,586	(2,445,163)
Net unrealized appreciation on investments	1,611,793	8,692,703	7,673,989	3,503,213
Net Assets	$25,771,543	$225,787,683	$41,649,956	$52,910,129

Net Assets
Class A	$6,204,565	$65,563,940	$5,393,354	$547,232
Class C	$7,720,879	$28,484,510	$3,849,560	$525,590
Class I	$11,846,099	$131,739,233	$32,407,042	$51,837,307

Shares Outstanding
Class A	305,907	3,620,438	266,539	53,681
Class C	429,309	1,566,288	201,234	51,758
Class I	582,776	7,298,455	1,576,029	5,091,212

Net Asset Value Per Share
Class A	$20.28	$18.11	$20.23	$10.19
Maximum Offering Pricing Per Share (includes
sales charge of 4.50%)	$21.24	$18.96	$21.18	$10.67
Class C	$17.98	$18.19	$19.13	$10.15
Class I	$20.33	$18.05	$20.56	$10.18

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)

	Destra Dividend Total Return Fund	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Focused Equity Fund	Destra Wolverine Alternative Opportunities Fund (Consolidated)

Investment Income
Dividends	$578,038	$2,941,346	$311,384	$420,344
Interest Income	19,942	3,499,426	—	—
Less: foreign taxes withheld	1,391	1,371	(3,009)	—
Total Investment Income	599,371	6,442,143	308,375	420,344

Expenses
Advisory fees	133,928	797,040	207,732	309,166
Transfer agent fees	62,520	164,951	79,830	25,566
Administration and accounting fees	42,500	60,923	42,384	62,330
Legal fees	2,896	20,407	4,551	5,104
Distribution fees Class A	9,411	80,599	8,979	668
Distribution fees Class C	45,476	138,033	21,013	2,572
Blue Sky fees	12,781	33,408	26,428	26,428
Audit fees	14,381	28,601	27,416	34,039
Trustees’ fees and expenses	7,467	8,441	7,890	7,871
CCO/CFO fees	7,035	23,807	10,714	8,443
Insurance fees	6,178	9,886	4,649	3,569
Custody fees	3,888	12,601	5,985	17,569
Shareholder reporting fees	3,587	30,423	9,284	8,410
Subsidiary fees	—	—	—	4,106
Other expenses	64	1,770	997	3,072
Total expenses	352,112	1,410,890	457,852	518,913
Advisory Fees Waived/Recoupment	—	136,147	—	—
Less: expense waivers and reimbursements	(84,519)	—	(97,934)	(64,803)
Net expenses	267,593	1,547,037	359,918	454,110
Net Investment Income (Loss)	$331,778	$4,895,106	$(51,543)	$(33,766)

Realized and Unrealized Gain (Loss)
Net realized gain on investments in securities	4,828,747	363,370	4,932,527	17,869
Net realized loss on futures contracts	—	—	—	(627,958)
Net realized gain (loss) on investments in securities and
futures contracts	4,828,747	363,370	4,932,527	(610,089)
Net change in unrealized appreciation (depreciation) on
investments in securities	(4,204,945)	(2,214,897)	(2,428,787)	1,949,920
Net change in unrealized gain on futures contracts	—	—	—	20,996
Net change in unrealized gain (loss) on investments in
securities and futures contracts	(4,204,945)	(2,214,897)	(2,428,787)	1,970,916
Net realized and unrealized gain (loss) on investments in securities and futures contracts	623,802	(1,851,527)	2,503,740	1,360,827

Net Increase in Net Assets Resulting from Operations	$955,580	$3,043,579	$2,452,197	$1,327,061

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Destra Dividend Total Return Fund		Destra Flaherty & Crumrine Preferred and Income Fund
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$331,778	$604,960	$4,895,106	$6,599,127
Net realized gain (loss) on investments in securities	4,828,747	(2,919,944)	363,370	(37,078)
Net change in unrealized appreciation (depreciation) on
investments in securities and futures contracts	(4,204,945)	6,733,671	(2,214,897)	10,453,427
Net increase in net assets resulting from operations	955,580	4,418,687	3,043,579	17,015,476

Class A
Distribution to Shareholders
Net investment income	(47,443)	(195,372)	(1,471,044)	(2,037,061)
Net realized gain	(269,794)	(170,588)	—	—
Total distributions to shareholders	(317,237)	(365,960)	(1,471,044)	(2,037,061)

Class C
Distribution to Shareholders
Net investment income	(46,901)	(178,642)	(529,498)	(580,347)
Net realized gain	(364,734)	(252,121)	—	—
Total distributions to shareholders	(411,635)	(430,763)	(529,498)	(580,347)

Class I
Distribution to Shareholders
Net investment income	(95,675)	(513,682)	(2,939,696)	(3,544,115)
Net realized gain	(492,118)	(418,108)	—	—
Total distributions to shareholders	(587,793)	(931,790)	(2,939,696)	(3,544,115)

Class A
Capital Share Transactions
Proceeds from shares sold	439,715	609,699	16,355,289	77,031,463
Reinvestment of distribution	186,068	234,986	974,004	1,384,911
Cost of shares redeemed	(2,832,916)	(5,384,488)	(29,687,985)	(24,637,814)
Net increase (decrease) from capital share transactions	(2,207,133)	(4,539,803)	(12,358,692)	53,778,560

Class C
Capital Share Transactions
Proceeds from shares sold	2,108,091	598,174	3,902,835	21,538,079
Reinvestment of distribution	268,372	359,209	304,021	344,681
Cost of shares redeemed	(3,945,305)	(7,774,951)	(4,524,756)	(2,545,510)
Net increase (decrease) from capital share transactions	(1,568,842)	(6,817,568)	(317,900)	19,337,250

Class I
Capital Share Transactions
Proceeds from shares sold	638,405	2,563,482	39,812,460	139,409,509
Reinvestment of distribution	522,129	830,539	2,336,373	2,843,898
Cost of shares redeemed	(7,943,027)	(17,326,933)	(38,851,192)	(48,731,026)
Redemption fees	—	3,878	—	28,111
Net increase (decrease) from capital share transactions	(6,782,493)	(13,929,034)	3,297,641	93,550,492

Total increase (decrease) in net assets	(10,919,553)	(22,596,231)	(11,275,610)	177,520,255
Net Assets
Beginning of period	36,691,096	59,287,327	237,063,293	59,543,038
End of period	$25,771,543	$36,691,096	$225,787,683	$237,063,293
Undistributed (overdistributed) net investment income
at end of period	$141,756	$(3)	$1,021,630	$1,066,762

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Destra Dividend Total Return Fund		Destra Flaherty & Crumrine Preferred and Income Fund
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	415,327	647,461	4,318,991	1,272,056
Shares sold	21,516	30,939	911,236	4,378,294
Shares reinvested	9,397	12,154	54,902	78,433
Shares redeemed	(140,333)	(275,227)	(1,664,691)	(1,409,792)
Shares outstanding, end of period	305,907	415,327	3,620,438	4,318,991

Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	514,720	907,025	1,587,915	490,570
Shares sold	118,278	34,260	216,635	1,222,828
Shares reinvested	15,257	20,830	17,094	19,462
Shares redeemed	(218,946)	(447,395)	(255,356)	(144,945)
Shares outstanding, end of period	429,309	514,720	1,566,288	1,587,915

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	918,738	1,638,660	7,133,676	1,729,981
Shares sold	31,488	131,169	2,231,041	8,021,910
Shares reinvested	26,330	42,849	132,163	161,545
Shares redeemed	(393,780)	(893,940)	(2,198,425)	(2,779,760)
Shares outstanding, end of period	582,776	918,738	7,298,455	7,133,676

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

			Destra Wolverine
			Alternative
	Destra Focused		Opportunities Fund
	Equity Fund		(Consolidated)
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the six months ended March 31, 2017 (unaudited)	For the period October 7, 2015(a) through September 30, 2016
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$(51,543)	$(13,246)	$(33,766)	$74,329
Net realized gain (loss) on investments in securities	4,932,527	3,727,816	(610,089)	(365,012)
Net change in unrealized appreciation (depreciation) on
investments in securities and futures contracts	(2,428,787)	(5,217,851)	1,970,916	1,532,296
Net increase (decrease) in net assets resulting from operations	2,452,197	(1,503,281)	1,327,061	1,241,613

Class A
Distribution to Shareholders
Net investment income	—	—	(13,464)	(64)
Net realized gain	(636,176)	(278,926)	—	(812)
Total distributions to shareholders	(636,176)	(278,926)	(13,464)	(876)

Class C
Distribution to Shareholders
Net investment income	—	—	(9,304)	—
Net realized gain	(372,603)	(180,914)	—	(771)
Total distributions to shareholders	(372,603)	(180,914)	(9,304)	(771)

Class I
Distribution to Shareholders
Net investment income	—	—	(1,393,038)	(127,873)
Net realized gain	(3,105,450)	(1,345,272)	—	(75,232)
Total distributions to shareholders	(3,105,450)	(1,345,272)	(1,393,038)	(203,105)

Class A
Capital Share Transactions
Proceeds from shares sold	84,202	2,373,312	—	541,867
Reinvestment of distribution	535,848	238,293	13,407	876
Cost of shares redeemed	(4,603,910)	(4,830,324)	—	(19,508)
Net increase (decrease) from capital share transactions	(3,983,860)	(2,218,719)	13,407	523,235

Class C
Capital Share Transactions
Proceeds from shares sold	21,245	831,085	—	507,156
Reinvestment of distribution	342,727	171,944	9,304	771
Cost of shares redeemed	(1,117,129)	(2,817,323)	—	—
Net increase (decrease) from capital share transactions	(753,157)	(1,814,294)	9,304	507,927

Class I
Capital Share Transactions
Proceeds from shares sold	2,068,850	8,817,523	184,856	49,153,068
Reinvestment of distribution	2,814,765	1,188,759	1,392,718	203,105
Cost of shares redeemed	(17,842,076)	(16,546,686)	(25,607)	—
Redemption fees	—	—	—	—
Net increase (decrease) from capital share transactions	(12,958,461)	(6,540,404)	1,551,967	49,356,173

Total increase (decrease) in net assets	(19,357,510)	(13,881,810)	1,485,933	51,424,196
Net Assets
Beginning of period	61,007,466	74,889,276	51,424,196	—
End of period	$41,649,956	$61,007,466	$52,910,129	$51,424,196
Undistributed (overdistributed) net investment income
at end of period	$(64,789)	$(13,246)	$(1,431,644)	$17,928

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

			Destra Wolverine
			Alternative
	Destra Focused		Opportunities Fund
	Equity Fund		(Consolidated)
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the six months ended March 31, 2017 (unaudited)	For the period October 7, 2015(a) through September 30, 2016
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	462,005	564,129	52,336	—
Shares sold	4,083	109,631	—	54,202
Shares reinvested	27,894	10,662	1,345	88
Shares redeemed	(227,443)	(222,417)	—	(1,954)
Shares outstanding, end of period	266,539	462,005	53,681	52,336

Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	239,168	330,798	50,823	—
Shares sold	1,114	38,584	—	50,745
Shares reinvested	18,841	8,024	935	78
Shares redeemed	(57,889)	(138,238)	—	—
Shares outstanding, end of period	201,234	239,168	51,758	50,823

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	2,197,900	2,508,703	4,935,687	—
Shares sold	101,696	404,878	18,104	4,915,109
Shares reinvested	144,273	52,600	139,971	20,578
Shares redeemed	(867,840)	(768,281)	(2,550)	—
Shares outstanding, end of period	1,576,029	2,197,900	5,091,212	4,935,687

(a)	Commencement of operations

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Dividend Total Return Fund
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class A
Net asset value, beginning of period	$20.44	$19.12	$23.05	$20.35	$18.23	$15.14
Investment operations:
Net investment income[1]	0.22	0.26	0.36	0.76	0.34	0.36
Net realized and unrealized
gain (loss)	0.44	1.77	(3.34)	2.86	2.14	2.99
Net Increase (Decrease) in Net Asset
Value from Operations	0.66	2.03	(2.98)	3.62	2.48	3.35

Distributions paid to shareholders from:
Net investment income	(0.12)	(0.40)	(0.35)	(0.68)	(0.36)	(0.26)
Net realized gain	(0.70)	(0.31)	(0.60)	(0.24)	—	—[2]
Total distributions	(0.82)	(0.71)	(0.95)	(0.92)	(0.36)	(0.26)
Net asset value, end of period	$20.28	$20.44	$19.12	$23.05	$20.35	$18.23

TOTAL RETURN[3]	3.33%[4]	10.89%	(13.43)%	18.14%	13.78%	22.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$6,205	$8,489	$12,377	$13,236	$23,338	$15,734
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.60%[5]	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses, prior to expense
reimbursements/waivers	2.14%[5]	2.06%	2.20%	2.06%	2.12%	3.95%
Net investment income	2.20%[5]	1.34%	1.61%	3.47%	1.77%	2.06%
Portfolio turnover rate	192%[4]	40%	46%	24%	21%	17%

Class C
Net asset value, beginning of period	$18.25	$17.14	$20.76	$18.41	$16.50	$15.00	†
Investment operations:
Net investment income[1]	0.14	0.12	0.17	0.47	0.18	0.19	†
Net realized and unrealized
gain (loss)	0.38	1.57	(2.98)	2.65	1.93	1.41	†
Net Increase (Decrease) in Net Asset
Value from Operations	0.52	1.69	(2.81)	3.12	2.11	1.60	†

Distributions paid to shareholders from:
Net investment income	(0.09)	(0.27)	(0.21)	(0.53)	(0.20)	(0.10	)†
Net realized gain	(0.70)	(0.31)	(0.60)	(0.24)	—	—[2]	†
Total distributions	(0.79)	(0.58)	(0.81)	(0.77)	(0.20)	(0.10	)†
Net asset value, end of period	$17.98	$18.25	$17.14	$20.76	$18.41	$16.50	†

TOTAL RETURN[3]	2.93%[4]	10.08%	(14.07)%	17.28%	12.89%	10.71	%4†

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$7,721	$9,394	$15,544	$16,206	$10,114	$5,067	†
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.35%[5]	2.35%	2.35%	2.35%	2.35%	2.35	%5†
Expenses, prior to expense
reimbursements/waivers	2.89%[5]	2.81%	2.45%	2.62%	2.81%	6.67	%5†
Net investment income	1.52%[5]	0.66%	0.87%	2.39%	1.02%	1.26	%5†
Portfolio turnover rate	192%[4]	40%	46%	24%	21%	17	%4†

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Dividend Total Return Fund
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class I
Net asset value, beginning of period	$20.47	$19.14	$23.06	$20.35	$18.23	$15.14
Investment operations:
Net investment income[1]	0.24	0.32	0.42	0.73	0.39	0.38
Net realized and unrealized
gain (loss)	0.46	1.78	(3.34)	2.95	2.14	3.02
Net Increase (Decrease) in Net
Asset Value from Operations	0.70	2.10	(2.92)	3.68	2.53	3.40

Distributions paid to shareholders from:
Net investment income	(0.14)	(0.46)	(0.41)	(0.74)	(0.43)	(0.32)
Net realized gain	(0.70)	(0.31)	(0.60)	(0.24)	—	— [2]
Total distributions	(0.84)	(0.77)	(1.01)	(0.98)	(0.43)	(0.32)
Redemption fees	—	—[2]	0.01	0.01	0.02	0.01
Net asset value, end of period	$20.33	$20.47	$19.14	$23.06	$20.35	$18.23

TOTAL RETURN[3]	3.49%[4]	11.24%	(13.14)%	18.52%	14.17%	22.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$11,846	$18,808	$31,367	$37,488	$13,709	$8,440
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.35%[5]	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses, prior to expense
reimbursements/waivers	1.88%[5]	1.80%	1.41%	1.59%	1.79%	6.26%
Net investment income	2.42%[5]	1.65%	1.91%	3.30%	2.02%	2.18%
Portfolio turnover rate	192%[4]	40%	46%	24%	21%	17%

†       Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.

1       Based on average shares outstanding.

2       Greater than $0.000, but less than $0.005.

3       Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

4       Not annualized.

5       Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Flaherty & Crumrine Preferred and Income Fund
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class A
Net asset value, beginning of period	$18.20	$17.07	$16.94	$15.98	$16.87	$14.82
Investment operations:
Net investment income[1]	0.40	0.78	0.84	0.84	0.88	0.87
Net realized and unrealized
gain (loss)	(0.08)	1.03	0.06	0.96	(0.80)	1.70
Net Increase in Net Asset Value
from Operations	0.32	1.81	0.90	1.80	0.08	2.57

Distributions paid to shareholders from:
Net investment income	(0.41)	(0.68)	(0.77)	(0.84)	(0.97)	(0.52)
Net realized gain	—	—	—	—	—[2]	—[2]
Total distributions	(0.41)	(0.68)	(0.77)	(0.84)	(0.97)	(0.52)
Net asset value, end of period	$18.11	$18.20	$17.07	$16.94	$15.98	$16.87

TOTAL RETURN[3]	1.84%[5]	10.84%	5.38%	11.49%	0.42%	17.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$65,564	$78,613	$21,718	$12,532	$21,319	$12,120
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.50%[6]	1.46%	1.50%	1.50%	1.50%	1.50%
Expenses, prior to expense
reimbursements/waivers	1.50%[6]	1.46%	2.12%	2.26%	1.99%	4.78%
Net investment income	4.55%[6]	4.46%	4.86%	5.08%	5.22%	5.44%
Portfolio turnover rate	12%[5]	13%	29%	27%	49%	45%

Class C
Net asset value, beginning of period	$18.28	$17.14	$17.00	$16.03	$16.89	$15.00	†
Investment operations:
Net investment income[1]	0.34	0.65	0.71	0.75	0.76	0.72	†
Net realized and unrealized
gain (loss)	(0.08)	1.04	0.07	0.93	(0.81)	1.43	†
Net Increase (Decrease) in Net
Asset Value from Operations	0.26	1.69	0.78	1.68	(0.05)	2.15	†

Distributions paid to shareholders from:
Net investment income	(0.35)	(0.55)	(0.64)	(0.71)	(0.81)	(0.26	)†
Net realized gain	—	—	—	—	—[2]	—[2]	†
Total distributions	(0.35)	(0.55)	(0.64)	(0.71)	(0.81)	(0.26	)†
Net asset value, end of period	$18.19	$18.28	$17.14	$17.00	$16.03	$16.89	†

TOTAL RETURN[3]	1.45%[5]	10.03%	4.64%	10.68%	(0.34)%	14.49	%4†

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$28,485	$29,023	$8,408	$5,327	$4,099	$2,549	†
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.25%[6]	2.20%	2.25%	2.25%	2.25%	2.25	%5†
Expenses, prior to expense
reimbursements/waivers	2.25%[6]	2.20%	2.69%	3.10%	3.09%	8.58	%5†
Net investment income	3.83%[6]	3.69%	4.09%	4.47%	4.51%	4.86	%5†
Portfolio turnover rate	12%[5]	13%	29%	27%	49%	45	%4†

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Flaherty & Crumrine Preferred and Income Fund
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class I
Net asset value, beginning of period	$18.14	$17.00	$16.86	$15.89	$16.79	$14.79
Investment operations:
Net investment income[1]	0.43	0.83	0.88	0.92	0.92	0.95
Net realized and unrealized
gain (loss)	(0.09)	1.03	0.06	0.92	(0.80)	1.67
Net Increase in Net Asset Value
from Operations	0.34	1.86	0.94	1.84	0.12	2.62

Distributions paid to shareholders from:
Net investment income	(0.43)	(0.73)	(0.82)	(0.88)	(1.03)	(0.62)
Net realized gain	—	—	—	—	—[2]	—[2]
Total distributions	(0.43)	(0.73)	(0.82)	(0.88)	(1.03)	(0.62)
Redemption fees	—	0.01	0.02	0.01	0.01	—[2]
Net asset value, end of period	$18.05	$18.14	$17.00	$16.86	$15.89	$16.79

TOTAL RETURN[3]	1.97%[4,5]	11.24%	5.77%	11.93%	0.72%	18.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$131,739	$129,427	$29,417	$22,260	$15,268	$12,577
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.25%[6]	1.19%	1.22%	1.22%	1.22%	1.22%
Expenses, prior to expense
reimbursements/waivers	1.25%[6]	1.19%	1.47%	1.64%	1.55%	5.19%
Net investment income	4.82%[6]	4.75%	5.10%	5.58%	5.50%	5.86%
Portfolio turnover rate	12%[5]	13%	29%	27%	49%	45%

† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.

1 Based on average shares outstanding.

2 Greater than $0.000, but less than $0.005.

3 Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

4 Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

5 Not annualized.

6 Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Focused Equity Fund
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class A
Net asset value, beginning of period	$20.91	$21.92	$22.46	$19.75	$16.76	$13.74
Investment operations:
Net investment income (loss)[1]	(0.03)	(0.03)	(0.11)	(0.11)	0.01	(0.06)
Net realized and unrealized
gain (loss)	1.15	(0.45)	0.96	3.28	3.04	3.08
Net Increase (Decrease) in Net
Asset Value from Operations	1.12	(0.48)	0.85	3.17	3.05	3.02

Distributions paid to shareholders from:
Net investment income	—	—	—	—	(0.06)	—[2]
Net realized gains	(1.80)	(0.53)	(1.39)	(0.46)	—	—[2]
Return of capital	—	—	—	—	—	—[2]
Total distributions	(1.80)	(0.53)	(1.39)	(0.46)	(0.06)	—[2]
Net asset value, end of period	$20.23	$20.91	$21.92	$22.46	$19.75	$16.76

TOTAL RETURN[3]	5.81%[5]	(2.33)%	3.48%	16.25%	18.29%	22.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$5,393	$9,660	$12,364	$13,298	$36,353	$21,761
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.60%[6]	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses, prior to expense
reimbursements/waivers	2.00%[6]	1.77%	2.22%	1.83%	1.89%	3.75%
Net investment income (loss)	(0.34)%[6]	(0.14)%	(0.49)%	(0.52)%	0.04%	(0.33)%
Portfolio turnover rate	25%[5]	52%	36%	58%	40%	42%

Class C
Net asset value, beginning of period	$19.94	$21.08	$21.80	$19.32	$16.46	$15.00	†
Investment operations:
Net investment loss[1]	(0.11)	(0.19)	(0.28)	(0.27)	(0.12)	(0.16	)†
Net realized and unrealized
gain (loss)	1.10	(0.42)	0.95	3.21	2.98	1.62	†
Net Increase (Decrease) in Net
Asset Value from Operations	0.99	(0.61)	0.67	2.94	2.86	1.46	†

Distributions paid to shareholders from:
Net realized gains	(1.80)	(0.53)	(1.39)	(0.46)	—	—	†2
Total distributions	(1.80)	(0.53)	(1.39)	(0.46)	—	—	†
Net asset value, end of period	$19.13	$19.94	$21.08	$21.80	$19.32	$16.46	†

TOTAL RETURN[3]	5.43%[4,5]	(3.05)%	2.73%	15.40%	17.38%	9.73	%†,4

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$3,850	$4,768	$6,972	$5,013	$2,891	$1,955	†
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.35%[6]	2.35%	2.35%	2.35%	2.35%	2.35	%†5
Expenses, prior to expense
reimbursements/waivers	2.76%[6]	2.52%	2.72%	3.00%	3.44%	11.11	%†5
Net investment loss	(1.09)%[6]	(0.90)%	(1.25)%	(1.32)%	(0.67)%	(1.09	)%†5
Portfolio turnover rate	25%[5]	52%	36%	58%	40%	42	%†4

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Focused Equity Fund
	For the six months ended March 31, 2017 (unaudited)	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014	For the year ended September 30, 2013	For the year ended September 30, 2012
Class I
Net asset value, beginning of period	$21.19	$22.14	$22.61	$19.81	$16.81	$13.76
Investment operations:
Net investment income (loss)[1]	(0.01)	0.03	(0.05)	(0.06)	0.06	(0.01)
Net realized and unrealized
gain (loss)	1.18	(0.45)	0.96	3.30	3.04	3.09
Net Increase (Decrease) in Net
Asset Value from Operations	1.17	(0.42)	0.91	3.24	3.10	3.08

Distributions paid to shareholders from:
Net investment income	—	—	—	—	(0.11)	(0.01)
Net realized gains	(1.80)	(0.53)	(1.39)	(0.46)	—	—
Return of capital	—	—	—	—	—	(0.03)
Total distributions	(1.80)	(0.53)	(1.39)	(0.46)	(0.11)	(0.04)
Redemption fees	—	—	0.01	0.02	0.01	0.01
Net asset value, end of period	$20.56	$21.19	$22.14	$22.61	$19.81	$16.81

TOTAL RETURN[3]	5.98%[5]	(2.03)%	3.78%	16.66%	18.61%	22.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$32,407	$46,579	$55,553	$51,841	$22,743	$15,014
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.35%[6]	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses, prior to expense
reimbursements/waivers	1.75%[6]	1.52%	1.37%	1.41%	1.53%	4.42%
Net investment income (loss)	(0.09)%[6]	0.12%	(0.22)%	(0.29)%	0.35%	(0.07)%
Portfolio turnover rate	25%[5]	52%	36%	58%	40%	42%

†       Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.

1       Based on average shares outstanding.

2       Greater than $0.000, but less than $0.005.

3       Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

4       Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

5       Not annualized.

6       Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

	Destra Wolverine
	Alternative Opportunities
	Fund (Consolidated)
	For the six months ended March 31, 2017 (unaudited)	For the Period October 7, 2015* through September 30, 2016
Class A
Net asset value, beginning of period	$10.21	$10.00
Investment operations:
Net investment loss[1]	(0.02)	(0.01)
Net realized and unrealized gain	0.26	0.24
Net Increase in Net Asset Value from Operations	0.24	0.23

Distributions paid to shareholders from:
Net investment income	(0.26)	—[2]
Net realized gains	—	(0.02)
Total distributions	(0.26)	(0.02)
Net asset value, end of period	$10.19	$10.21

TOTAL RETURN[3]	2.38%[4]	2.27%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$547	$534
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.00%[5]	2.00%[5]
Expenses, prior to expense reimbursements/waivers	2.25%[5]	2.42%[5]
Net investment loss	(0.37)%[5]	(0.07)%[5]
Portfolio turnover rate	163%[4]	424%[4]

Class C
Net asset value, beginning of period	$10.13	$10.00
Investment operations:
Net investment loss[1]	(0.06)	(0.08)
Net realized and unrealized gain	0.26	0.23
Net Increase in Net Asset Value from Operations	0.20	0.15

Distributions paid to shareholders from:
Net investment income	(0.18)	—
Net realized gains	—	(0.02)
Total distributions	(0.18)	(0.02)
Net asset value, end of period	$10.15	$10.13

TOTAL RETURN[3]	2.04%[4]	1.46%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$526	$515
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.75%[5]	2.75%[5]
Expenses, prior to expense reimbursements/waivers	3.00%[5]	3.16%[5]
Net investment loss	(1.12)%[5]	(0.84)%[5]
Portfolio turnover rate	163%[4]	424%[4]

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

	Destra Wolverine
	Alternative Opportunities
	Fund (Consolidated)
	For the six months ended March 31, 2017 (unaudited)		For the Period October 7, 2015* through September 30, 2016

Class I
Net asset value, beginning of period	$10.21		$10.00
Investment operations:
Net investment income (loss)[1]	(0.01)		0.02
Net realized and unrealized gain	0.26		0.24
Net Increase in Net Asset Value from Operations	0.25		0.26

Distributions paid to shareholders from:
Net investment income	(0.28)		(0.03)
Net realized gains	—		(0.02)
Total distributions	(0.28)		(0.05)
Net asset value, end of period	$10.18		$10.21

TOTAL RETURN[3]	2.54	%4	2.53	%4

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$51,837		$50,375
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.75	%5	1.75	%5
Expenses, prior to expense reimbursements/waivers	2.00	%5	2.16	%5
Net investment income (loss)	(0.12	)%5	0.16	%5
Portfolio turnover rate	163	%4	424	%4

*	Commencement of Operations.
1	Based on average shares outstanding.
2	Greater than $0.000, but less than $0.005.
3	Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010, as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of March 31, 2017, the Trust consisted of four series (collectively, the “Funds” and each individually a “Fund”):

Diversification

Fund

Destra Dividend Total Return Fund (“Dividend Total Return Fund”)

Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”)

Destra Focused Equity Fund (“Focused Equity Fund”)

Destra Wolverine Alternative Opportunities Fund (“Wolverine Alternative Opportunities Fund”)

Classification Diversified Non-diversified Non-diversified Diversified

The Dividend Total Return Fund’s investment objective is to seek long-term total return and current income. The Flaherty & Crumrine Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Focused Equity Fund’s investment objective is to seek long-term capital appreciation. The Wolverine Alternative Opportunity Fund’s investment objective is to seek long-term capital appreciation by investment in broad assets classes. Each Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies. The Funds follows the accounting and reporting guidance in FASB Accounting Standard Codification 946.

2. CONSOLIDATION OF SUBSIDIARIES

The Destra Wolverine Asset Subsidiary (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of Wolverine Alternative Opportunities Fund.

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Wolverine Alternative Opportunities Fund listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Wholly Owned
Fund	Subsidiary
Wolverine Alternative Opportunities Fund	Destra Wolverine Asset Subsidiary

A summary of Wolverine Alternative Opportunities Fund’s investment in its corresponding subsidiary is as follows:

		Subsidiary	% of ETF’s Total
	Inception Date	Net Assets at	Net Assets at
Funds	of Subsidiary	March 31, 2017	March 31, 2017
Wolverine Alternative Opportunities Fund	October 7, 2015	$495,521	0.9%

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculates its net asset value, the Funds values these securities at fair value as determined in accordance with procedures approved by the Board of

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2017 (UNAUDITED) (CONTINUED)

Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”.

Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Futures contracts generally will be valued at the settlement or closing price determined by the applicable exchange.

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds values Level 1 securities using readily available market quotations in active markets. The Funds values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimates fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ procedures are approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of March 31, 2017:

Dividend Total Return Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$21,680,293	$ —	$ —	$21,680,293
Preferred Securities*	3,840,585	—	—	3,840,585
Royalty Trust*	418,725	—	—	418,725
Money Market Mutual Fund	907,358	—	—	907,358
Total Investments in Securities	$26,846,961	$ —	$ —	$26,846,961

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017 (UNAUDITED) (CONTINUED)

Flaherty & Crumrine Preferred and Income Fund
	Level 1		Level 2	Level 3	Total
Preferred Securities
Banks	$55,034,701		$67,191,504	$—	$122,226,205
Diversified Financials	4,623,687		—	—	4,623,687
Energy	422,468		7,626,637	—	8,049,105
Finance	1,036,400		471,938	—	1,508,338
Insurance	18,863,128		30,621,129	—	49,484,257
Miscellaneous	—		4,556,163	—	4,556,163
Real Estate	3,957,149		—	—	3,957,149
Utilities	10,445,320		6,025,089	—	16,470,409
Total Preferred Securities	94,382,853	†	116,492,460		210,875,313
Corporate Debt Securities
Banks	2,157,300		—	—	2,157,300
Communications	1,181,118		—	—	1,181,118
Real Estate	799,308		—	—	799,308
Total Corporate Debt Securities	4,137,726	†	—		4,137,726
Common Stock*	1,092,848		—	—	1,092,848
Money Market Mutual Fund	6,777,477		—	—	6,777,477
Total Investments in Securities	$116,492,460		$106,390,904	$—	$222,883,364

Focused Equity Fund
	Level 1		Level 2	Level 3	Total
Common Stocks*	$41,495,093		$—	$—	$41,495,093
Money Market Mutual Fund	518,811		—	—	518,811
Total Investments in Securities	$42,013,904		$—	$—	$42,013,904

Wolverine Alternative Opportunities Fund
	Level 1		Level 2	Level 3	Total
Investment Companies*	$51,865,086		$—	$—	$51,865,086
Money Market Mutual Fund	956,378		—	—	956,378
Total Investments in Securities	$52,821,464		$—	$—	$52,821,464

It is the Funds’ policy to recognize transfers in and out at the fair value as of the beginning of the period.

† At March 31,2017 Flaherty & Crumrine Preferred and Income Fund had $6,212,560 transferred into level 1 from level 2 due to readily available market quotations in active markets. Level 2 securities were fair valued using quotations or evaluated process from a third party pricing service.

* Please refer to the schedule of investments to view securities segregated by industry.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2017 (UNAUDITED) (CONTINUED)

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly, at an annual rate of 0.85%, 0.75%, 0.85% and1.20% respectively, of the average daily net assets of the Dividend Total Return Fund, Flaherty & Crumrine Preferred and Income Fund, Focused Equity Fund and Wolverine Alternative Opportunities Fund.

The Trust and the Advisor have a fee waiver and expense arrangement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of Dividend Total Fund to 1.60%, 2.35%, and 1.35%, respectively, Class A, Class C, and Class I of Flaherty & Crumrine Preferred and Income Fund to 1.50%, 2.25%, and 1.25%, respectively, Class A, Class C and Class I of Focused Equity Fund to 1.60%, 2.35%, and 1.35%, respectively, and Class A, Class C and Class I of Wolverine Alternative Opportunities to 2.00%, 2.75%, and 1.75%, respectively. This waiver will continue in effect until December 31, 2027. The waiver may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and extraordinary expenses if any) to average net assets of the classes.

To the extent that the expense ratios of the Funds are less than the Fund’s applicable expense cap, the Advisor may recover a portion of the reimbursed amount for the Funds equal to the amount of the expense cap less the actual expense ratio for the Funds for up to three (3) years from the date the fee or expense was incurred during the expense cap term.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017 (UNAUDITED) (CONTINUED)

The following table represents amounts eligible for recovery at March 31, 2017:

	Destra Dividend Total Return Fund	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Focused Equity Fund	Destra Wolverine Alternative Opportunities Fund
For eligible expense reimbursements expiring:
September 30, 2017	$194,798	$230,241	$128,955	$ —
September 30, 2018	144,143	202,377	135,212	—
September 30, 2019	216,581	—	137,311	200,640
March 31, 2020	84,519	—	97,934	64,803
	$640,041	$432,618	$499,412	$265,443

During the six months ended March 31, 2017, the Advisor recovered fees that were previously reimbursed from Destra Flaherty & Crumrine Preferred and Income Fund of $136,147.

Sub-Advisory Agreement

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-advisor. Focused Equity Fund has retained WestEnd Advisors, LLC (“WestEnd”) as its investment sub-advisor. Dividend Total Return Fund has retained Hilton Capital Management, LLC (“Hilton”) as its investment sub-advisor. Wolverine Alternative Opportunities Fund has retained Wolverine to serve as its investment sub-advisor.

The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty, WestEnd and Hilton equal to one half of the net advisory fees collected by the Advisor from each respective Fund, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each Fund (excluding Wolverine Alternative Opportunities

The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Wolverine an amount equal to (a) 100% of the net advisory fees paid to the Advisor for its services to the Wolverine Alternative Opportunities Fund for the first $50 million of assets in the Fund; (b) 75% of the net advisory fees paid to the Advisor for its services to the Fund in excess of $50 million up to $150 million of assets in the Fund; and (c) 50% of the net advisory fees paid to the Advisor for its services to the Fund for assets in excess of $150 million. The fees paid to Wolverine by the Advisor shall be net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Wolverine Alternative Opportunities Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreements. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as each Fund’s Transfer Agent.

5. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A and Class C shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and C shares, respectively. Payments are made to Destra Capital Investments LLC, the Funds’ distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of each Fund’s shares held by such intermediaries’ customers.

6. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2017 (UNAUDITED) (CONTINUED)

For the six months ended March 31, 2017, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, was as follows:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)
Dividend Total Return Fund	$ 25,397,520	$ 1,779,369	$ (329,928)	$1,449,441
Flaherty & Crumrine Preferred
and Income Fund	213,318,338	10,390,259	(825,233)	9,565,026
Focused Equity Fund	34,750,169	8,854,706	(1,590,971)	7,263,735
Wolverine Alternative Opportunities Fund	49,651,638	3,503,637	(333,811)	3,169,826

7. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Dividend Total Return Fund	$57,808,815	$69,272,900
Flaherty & Crumrine Preferred and Income Fund	25,818,828	34,346,132
Focused Equity Fund	12,068,493	33,446,137
Wolverine Alternative Opportunities Fund	82,934,130	74,222,600

8. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge of 4.50% on purchases of less than $1,000,000. The Funds’ Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. The Fund charges this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Funds’ Prospectus.

9. DERIVATIVE FINANCIAL INSTRUMENTS

Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk- related contingent features in derivative agreements. The Wolverine Alternative Opportunities Fund did not hold any derivatives futures contracts at March 31, 2017.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”) in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No price is paid or received by a Fund upon the purchase of a futures contract.

Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2017 (UNAUDITED) (CONTINUED)

During the six months ended March 31, 2017 Wolverine Alternative Opportunities Fund utilized futures contracts to effect short exposure to emerging markets equity returns, currency returns and commodity returns. The open futures contracts at March 31, 2017, are listed in the Portfolio of Investments. The variation margin receivable or payable, if applicable, is included in the Statements of Assets and Liabilities.

At March 31, 2017, the fair value of derivatives instruments reflected on the Statement of Assets and Liabilities was $0.00 (includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments). Only unsettled variation margin is reported within the Statements of Assets and Liabilities, if any.

Realized loss on derivative instrument reflected on the Statement of Operation during the period ended March 31, 2017 was $627,959.

For the six months ended March 31, 2017, the monthly average volume of futures held by Wolverine Alternative Opportunities Fund was $3,788,792.

10. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

Credit and Counterparty Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Destra Focused Equity Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Funds’ management will underperform the markets, the relevant indices or the securities selected by other Funds with similar investment objectives and investment strategies. This means you may lose money.

11. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issuance and determined that there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements except as noted below.

On May 8, 2017, the Board of trustees approved a proposal to close the Destra Dividend Total Return Fund (the “Fund”) to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective May 9, 2017, the Fund no longer accepts orders from new investors or existing shareholders to purchase Fund shares. It is anticipated that on or about May 31, 2017 (the “Liquidation Date”), all the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust.

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TRUST INFORMATION

Board of Trustees	Officers	Investment Advisor
John S. Emrich	Dominic Martellaro	Destra Capital Advisors LLC
	Chief Executive Officer	Chicago, IL
Michael S. Erickson
	Robert A. Watson	Distributor
James Bernard Glavin	President	Destra Capital Investments LLC
Chicago, IL
Nicholas Dalmaso*	Jane Hong Shissler
Chief Compliance Officer and
	Secretary	Administrator, Accounting Agent,
* “Interested Person” of the Trust, as		Custodian and Transfer Agent
defined in the Investment Company	Derek Mullins	The Bank of New York Mellon
Act of 1940, as amended.	Chief Financial Officer	New York, NY

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 855-3434

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 855-3434, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Destra Investment Trust

By (Signature and Title)*       /s/ Robert Watson

Robert Watson, President

(principal executive officer)

Date June 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Robert Watson

Robert Watson, President

(principal executive officer)

Date June 1, 2017

By (Signature and Title)*      /s/ Derek Mullins
                                              Derek Mullins, Chief Financial Officer
                                               (principal financial officer)

Date June 1, 2017

* Print the name and title of each signing officer under his or her signature.